Exhibit 99.2

SUPPLEMENTAL DISCLOSURE

Quarter Ended December 31, 2003

Certain statements in this Supplemental Disclosure that are not historical fact may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results of the Company to differ materially from historical results or from any results expressed or implied by such forward-looking statements, including without limitation: national and local economic, business, real estate and other market conditions; the competitive environment in which the Company operates; financing risks; property management risks; the level and volatility of interest rates; financial stability of tenants; the Company’s ability to maintain its status as a REIT for federal income tax purposes; acquisition, disposition, development and joint venture risks, including risks that developments and redevelopments are not completed on time or on budget and strategies, actions and performance of affiliates that the Company may not control; potential environmental and other liabilities; and other factors affecting the real estate industry generally. The Company refers you to the documents filed by the Company from time to time with the Securities and Exchange Commission, specifically the section titled “Business-Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2003, which discuss these and other factors that could adversely affect the Company’s results.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure – Quarter Ended December 31, 2003

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure – Quarter Ended December 31, 2003

Fourth Quarter Review / Shareholder Information

New Plan Excel Realty Trust, Inc. is one of the nation’s largest real estate companies, focusing on the ownership and management of community and neighborhood shopping centers.  The Company operates as a self-administered and self-managed REIT, with a national portfolio of 401 properties, including 22 properties held through joint ventures, and total assets of approximately $3.6 billion.  Its properties are strategically located across 35 states and include 374 community and neighborhood shopping centers, primarily grocery or name-brand discount chain anchored, with approximately 53.5 million square feet of gross leasable area, and 27 related retail real estate assets, with approximately 2.2 million square feet of gross leasable area.

Fourth Quarter Review

Financial Review

•                  On November 20, 2003, the Company issued $50 million aggregate principal amount of unsecured, 10-year fixed rate notes with a coupon of 5.50 percent.  The notes are due on November 20, 2013.  The notes were priced at 99.499 percent of par value to yield 5.566 percent.  Net proceeds from the offering were used to repay $49 million of 7.33 percent notes scheduled to mature on November 20, 2003.  On May 8, 2003, the Company entered into a 10-year forward starting interest rate swap in anticipation of this offering, locking the LIBOR swap rate at 4.1135 percent.  This swap settled upon the completion of this transaction.  As a result, the effective interest rate on the $50 million of unsecured, fixed rate notes is approximately 5.0 percent.

Activity Review

•                  On October 10, 2003, CA New Plan Venture Fund, the Company’s joint venture with a major U.S. pension fund, acquired Shoppes of Victoria Square.  The 95,253 square foot grocery-anchored neighborhood shopping center, located in Port St. Lucie, Florida, was purchased for $8.3 million, with 75 percent financing.  On October 31, 2003, CA New Plan Venture Fund also acquired Clinton Crossing, a 26,200 square foot neighborhood shopping center (net of space subsequently demolished), for $6.0 million.  The property, located in Clinton, Mississippi, is currently under redevelopment with the construction of space for a new anchor tenant and will total 101,073 square feet when complete.

•                  On November 24, 2003, the Company formed a strategic joint venture with JPMorgan Fleming Asset Management to acquire high-quality institutional grade community and neighborhood shopping centers on a nationwide basis. The joint venture, which is called NP/I&G Institutional Retail Company, LLC, has an equity commitment of $150 million based on a 20 percent / 80 percent contribution split between the Company and a fund advised by JPMorgan Fleming Asset Management, respectively.  As the managing member, the Company will be responsible for initiating acquisitions, as well as providing management and leasing services.  On November 25, 2003, the joint venture acquired Lake Grove Plaza, a 251,236 square foot grocery-anchored community shopping center located in Lake Grove, New York, for $44.0 million.

•      During 2003, the Company acquired, including through co-investments with its joint venture partners, 15 shopping centers, totaling approximately 2.0 million square feet, for an aggregate of approximately $185.1 million (includes one shopping center, Paradise Pavilion, for which the purchase amount was included in the Equity Investment Group portfolio acquisition on December 12, 2002).

•                  During the fourth quarter of 2003, the Company sold six properties, one land parcel and one outparcel for an aggregate of approximately $15.2 million.  Properties sold during the quarter include Village Mart, a 89,528 square foot shopping center located in Aurora, Illinois; Lamar Plaza, a 154,855 square foot shopping center located in Rosenberg, Texas; Meadowbrook, a 40,308 square foot shopping center located in Ft. Worth, Texas; a 5,671 square foot single tenant Northern Automotive located in Grand Island, Nebraska; a 29,300 square foot single tenant building located in Hobart, Indiana; a 43,848 square foot single tenant Winn-Dixie located in Chattanooga, Tennessee; 2.2 acres of land at Highland Commons in Glasgow, Kentucky; and a 1.2 acre outparcel at Vail Ranch Center in Temecula, California.  In 2003, the Company generated an aggregate of approximately $121.7 million of proceeds through the culling of non-core and non-strategic properties, the sale of 70 percent of its interest in Arapahoe Crossings, and the disposition of certain properties held through joint ventures.

Portfolio Review

•                  At the end of the fourth quarter, the gross leasable area (GLA) for the Company’s stabilized community and neighborhood shopping centers, including stabilized joint venture projects, was approximately 92 percent leased.  The GLA for the Company’s total stabilized portfolio, excluding joint venture projects, was approximately 91 percent leased at December 31, 2003, and when including properties under redevelopment, the GLA for the Company’s total portfolio, excluding joint venture projects (Company Total Portfolio), was approximately 90 percent leased at December 31, 2003.  The average annual base rent (ABR) at December 31, 2003 for the Company’s Total Portfolio was $7.87 per leased square foot.  During the quarter, 154 new leases, aggregating approximately 967,000 square feet, were signed at an average ABR of $8.01 per square foot.  Also during the quarter, 181 renewal leases, aggregating approximately 838,000 square feet, were signed at an average ABR of $9.93 per square foot, an increase of approximately 8.2 percent over the expiring leases.  In total, 613 new leases, aggregating approximately 3.3 million square feet, were signed during 2003 at an average ABR of $8.20 per square foot and 844 renewal leases, aggregating approximately 3.5 million square feet, were signed at an average ABR of $9.29 per square foot, an increase of approximately 7.0 percent over the expiring leases.

Subsequent Events

•                  On January 30, 2004, the Company purchased the remaining 50 percent interest in Clearwater Mall, increasing New Plan’s ownership interest to 100 percent.   The purchase price for the acquisition was approximately $30.0 million.  Clearwater Mall, located in Clearwater, Florida, is a community shopping center encompassing a 72-acre site with 284,184 square feet of leased space, as well as non-owned Costco, Lowe’s and SuperTarget anchors.

•                  On February 6, 2004, the Company issued $150 million aggregate principal amount of unsecured, 7-year fixed rate notes with a coupon of 4.50 percent.  The notes are due on February 1, 2011.  The notes were priced at 99.409 percent of par value to yield 4.60 percent.  Net proceeds from the offering were used to repay a portion of the borrowings outstanding under the Company’s $350 million revolving credit facility.  Concurrent with the pricing, the Company entered into interest rate swaps that effectively converted the interest rate on $100 million of the notes from a fixed rate to a blended floating rate of 39 basis points over the 6-month LIBOR rate.

Shareholder Information

Corporate Headquarters

New Plan Excel Realty Trust, Inc.
1120 Avenue of the Americas
New York, NY 10036
Phone: 212-869-3000
Fax: 212-869-3989
www.newplan.com

Exchange Listing

New York Stock Exchange
Common stock: NXL
Series E preferred stock: NXLprE

Senior Unsecured Debt Ratings
Standard & Poor’s: BBB
Moody’s: Baa2

Quarterly Results
The Company expects to announce quarterly results as follows:

First quarter 2004: May 6, 2004
Second quarter 2004: July 29, 2004
Third quarter 2004: October 28, 2004

Transfer Agent and Registrar

Questions about dividend payments, shareholder accounts, replacement or lost certificates, stock transfers and name or address changes should be directed to:

EquiServe Trust Company, N.A.
P.O. Box 43010
Providence, RI 02940-3010

Phone:  800-730-6001

www.equiserve.com

Corporate Communications Department
Shareholders seeking financial and operating information may contact:

Stacy Lipschitz
Vice President - Corporate Communications
Phone: 212-869-3000
Fax: 212-869-3989
E-mail:	corporatecommunications@newplan.com
slipschitz@newplan.com

The unaudited financial information included in this Supplemental Disclosure is only a summary of more detailed financial information included in the Company’s Quarterly Reports on Form 10-Q and Annual Report on Form 10-K, which documents are filed with the Securities and Exchange Commission.  For a more complete presentation and analysis of the Company’s financial information, please read these reports.  These reports are available on the SEC’s Internet website at www.sec.gov.  In addition, these reports are available on the Company’s Internet website at www.newplan.com, under Investor Information; Financial Reports.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended December 31, 2003

Balance Sheets

(Unaudited, in thousands)

	As Of
	12/31/03	09/30/03	06/30/03	03/31/03	12/31/02

Assets:
Land	$832,479	$835,884	$843,529	$837,819	$830,376
Buildings and improvements	2,822,143	2,805,926	2,805,698	2,803,158	2,735,046
Less: accumulated depreciation and amortization	(360,580)	(343,482)	(326,771)	(313,677)	(295,946)
Net real estate	3,294,042	3,298,328	3,322,456	3,327,300	3,269,476
Real estate held for sale	17,668	20,415	17,674	14,602	21,276
Cash and cash equivalents	5,328	4,037	9,654	9,746	8,528
Restricted cash (1)	23,463	20,718	17,565	21,016	52,930
Marketable securities	2,915	2,680	2,420	2,296	2,115
Receivables
Trade, net of allowance for doubtful accounts of (December 31, 2003- $16,950, September 30, 2003- $15,580, June 30, 2003- $15,939, March 31, 2003- $16,405, December 31, 2002- $15,307)	63,563	60,534	62,445	51,417	46,990
Other	18,432	18,716	18,342	18,657	43,479
Mortgages and notes receivable (2)	39,637	13,260	13,961	2,593	2,632
Prepaid expenses and deferred charges	35,320	38,949	36,925	26,753	21,527
Investments in / advances to unconsolidated ventures (3)	38,958	34,830	29,721	30,341	31,234
Intangible assets (4)	3,201	3,201	—	—	—
Other assets (5)	12,118	13,272	14,735	15,366	15,092
TOTAL ASSETS	$3,554,645	$3,528,940	$3,545,898	$3,520,087	$3,515,279

Liabilities:
Mortgages payable, including unamortized premium of (December 31, 2003- $16,965, September 30, 2003- $17,865, June 30, 2003- $18,797, March 31, 2003- $19,581, December 31, 2002- $20,403)	$558,278	$565,155	$557,015	$549,213	$671,200
Notes payable, net of unamortized discount of (December 31, 2003- $3,116, September 30, 2003- $3,008, June 30, 2003- $3,149, March 31, 2003- $2,120, December 31, 2002- $2,222)	898,164	898,131	897,967	784,383	783,927
Notes payable, other (6)	—	—	—	—	28,349
Credit facilities	291,000	236,000	280,000	410,000	230,000
Capital leases	28,562	28,640	28,716	28,792	28,866
Dividends payable	45,695	45,537	44,564	44,893	44,836
Other liabilities (7)	98,842	115,934	92,088	88,853	106,690
Tenant security deposits	10,096	9,793	9,710	9,417	9,128
TOTAL LIABILITIES	1,930,637	1,899,190	1,910,060	1,915,551	1,902,996

Minority interest in consolidated partnership	37,865	38,377	38,863	39,367	39,434

Stockholders’ equity:
Preferred stock	10	10	10	8	8
Common stock	979	975	972	970	968
Additional paid-in capital	1,889,338	1,880,383	1,873,819	1,827,565	1,825,820
Accumulated other comprehensive loss	2,785	872	(976)	(316)	(593)
Less: accumulated distributions in excess of net income	(306,969)	(290,867)	(276,850)	(263,058)	(253,354)
TOTAL STOCKHOLDERS’ EQUITY	1,586,143	1,591,373	1,596,975	1,565,169	1,572,849
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$3,554,645	$3,528,940	$3,545,898	$3,520,087	$3,515,279

(1) Consists primarily of cash held in escrow accounts as required by certain loan agreements.

(2) Includes a $26.4 million mortgage loan made to NP/I&G Institutional Retail Company, LLC issued in connection with the joint venture’s acquisition of Lake Grove Plaza on November 25, 2003.  Also includes a $12.2 million mortgage loan made to First Westport Properties on June 18, 2003 in connection with First Westport Properties’ acquisition of New Britain Village Square. This note was repaid in full on January 9, 2004 in connection with New Plan’s acquisition of the property.

(3) Represents direct equity investments in Arapahoe Crossings, LP, Benbrooke Ventures, CA New Plan Venture Fund, Clearwater Mall, LLC, NP/I&G Institutional Retail Company, LLC and Preston Ridge, and an outstanding notes receivable related to Preston Ridge.

(4) Represents the value of intangible assets allocated in accordance with SFAS 141.

(5) Other assets include: deposits, real estate tax escrow and furniture and fixtures.

(6) Represents a promissory note issued in connection with the Equity Investment Group portfolio acquisition on December 12, 2002.  This note was repaid in full on January 2, 2003.

(7) Other liabilities include: amounts payable for real estate taxes, interest, payroll and normal vendor payables.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-K for the year ended December 31, 2003 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended December 31, 2003

Income Statements

(Unaudited, in thousands, except per share amounts)

	Three Months Ended								Twelve Months Ended
	12/31/03	09/30/03	06/30/03	03/31/03	12/31/02	09/30/02	06/30/02	03/31/02	12/31/03	12/31/02
Rental Revenues:
Rental income	$92,232	$93,849	$92,600	$92,639	$79,178	$78,677	$76,644	$64,724	$371,320	$299,223
Percentage rents	2,262	1,361	1,956	1,761	1,626	1,205	1,482	2,375	7,340	6,688
Expense reimbursements	25,478	23,583	26,177	25,984	23,201	20,391	22,135	16,414	101,222	82,141
TOTAL RENTAL REVENUES	119,972	118,793	120,733	120,384	104,005	100,273	100,261	83,513	479,882	388,052

Rental Operating Expenses:
Operating costs	23,981	21,583	23,152	22,928	19,868	17,430	16,939	13,227	91,644	67,464
Real estate and other taxes	15,234	14,578	14,695	15,625	12,990	12,294	11,808	9,371	60,132	46,463
Provision for doubtful accounts	2,648	1,919	2,015	1,727	2,146	2,203	2,045	2,561	8,309	8,955
TOTAL RENTAL OPERATING EXPENSES	41,863	38,080	39,862	40,280	35,004	31,927	30,792	25,159	160,085	122,882

NET OPERATING INCOME	78,109	80,713	80,871	80,104	69,001	68,346	69,469	58,354	319,797	265,170

Other Income:
Interest, dividend and other income	2,016	2,112	1,931	3,360	2,074	3,042	2,736	3,162	9,419	11,014
Equity in income of unconsolidated ventures	1,006	772	1,188	473	1,511	1,177	838	1,718	3,439	5,244
Foreign currency (loss) gain	—	—	—	—	—	(397)	403	(19)	—	(13)
TOTAL OTHER INCOME	3,022	2,884	3,119	3,833	3,585	3,822	3,977	4,861	12,858	16,245

Other Expenses:
Interest expense	25,015	25,767	24,849	26,001	24,889	24,617	24,046	19,708	101,632	93,260
Depreciation and amortization	19,874	19,958	18,732	18,808	17,164	16,474	16,567	14,743	77,372	64,948
General and administrative	5,088	6,293	4,204	4,230	4,567	4,188	5,430	3,694	19,815	17,879
TOTAL OTHER EXPENSES	49,977	52,018	47,785	49,039	46,620	45,279	46,043	38,145	198,819	176,087

Income before real estate sales, impairment of real estate and minority interest	31,154	31,579	36,205	34,898	25,966	26,889	27,403	25,070	133,836	105,328
Gain on sale of real estate	—	—	—	—	—	—	10	192	—	202
Impairment of real estate	—	—	(4,376)	—	(90,253)	(228)	—	(3,565)	(4,376)	(94,046)
Minority interest in income of consolidated partnership	(385)	(394)	(375)	(401)	(224)	(74)	(104)	(240)	(1,555)	(642)
INCOME FROM CONTINUING OPERATIONS	30,769	31,185	31,454	34,497	(64,511)	26,587	27,309	21,457	127,905	10,842

Discontinued Operations:
Results of discontinued operations	620	737	1,190	663	5,450	6,218	5,830	6,401	3,210	23,899
Gain (loss) on sale of discontinued operations	615	(163)	83	3,483	99,330	(284)	1,797	(6)	4,018	100,837
Impairment of real estate held for sale	(2,411)	(48)	(199)	(3,454)	(747)	(2,730)	(4,175)	(5,864)	(6,112)	(13,516)
INCOME FROM DISCONTINUED OPERATIONS	(1,176)	526	1,074	692	104,033	3,204	3,452	531	1,116	111,220

NET INCOME	$29,593	$31,711	$32,528	$35,189	$39,522	$29,791	$30,761	$21,988	$129,021	$122,062

Preferred dividends	(5,279)	(5,279)	(5,753)	(4,859)	(4,859)	(4,859)	(5,646)	(5,659)	(21,170)	(21,023)
(Premium) discount on redemption of preferred stock	—	—	(630)	—	—	6,997	—	—	(630)	6,997
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS - BASIC	24,314	26,432	26,145	30,330	34,663	31,929	25,115	16,329	107,221	108,036
Minority interest in income of consolidated partnership	385	394	375	401	224	74	104	240	1,555	642
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS - DILUTED	$24,699	$26,826	$26,520	$30,731	$34,887	$32,003	$25,219	$16,569	$108,776	$108,678

NET INCOME PER COMMON SHARE - BASIC	$0.25	$0.27	$0.27	$0.31	$0.36	$0.33	$0.27	$0.18	$1.10	$1.14
NET INCOME PER COMMON SHARE - DILUTED	0.24	0.27	0.27	0.31	0.35	0.33	0.26	0.18	1.08	1.13

Weighted average common shares outstanding - basic	97,758	97,455	97,112	96,937	96,900	96,617	94,701	92,191	97,318	95,119
ERP partnership units	2,178	2,178	2,178	2,178	1,081	798	894	1,116	2,178	897
Options	1,044	872	663	487	442	519	621	575	773	536
Weighted average common shares outstanding - diluted	100,980	100,505	99,953	99,602	98,423	97,934	96,216	93,882	100,269	96,552

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-K for the year ended December 31, 2003 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended December 31, 2003

Funds from Operations / Capital Expenditures

(In thousands, except per share amounts)

	Three Months Ended								Twelve Months Ended
	12/31/03	09/30/03	06/30/03	03/31/03	12/31/02	09/30/02	06/30/02	03/31/02	12/31/03	12/31/02
Funds from Operations: (1)
Net income available to common stockholders - basic	$24,314	$26,432	$26,145	$30,330	$34,663	$31,929	$25,115	$16,329	$107,221	$108,036
Add:
Depreciation and amortization
Continuing operations real estate assets	19,874	19,958	18,732	18,808	17,164	16,474	16,567	14,743	77,372	64,948
Discontinued operations real estate assets	89	57	134	234	324	1,318	1,993	1,640	740	5,275
Pro rata share of joint venture real estate assets	300	253	209	254	428	327	341	308	1,016	1,405
Deduct:
Gain on sale of real estate (2)	—	—	—	—	—	—	(10)	(192)	—	(202)
(Gain) loss on sale of discontinued operations (2)	(405)	(51)	(78)	(1,000)	(97,538)	284	(1,755)	133	(1,534)	(98,876)
Pro rata share of joint venture (gain) loss on sale of real estate (2)	—	(39)	(604)	—	—	—	—	—	(643)	—
FUNDS FROM OPERATIONS - BASIC	44,172	46,610	44,538	48,626	(44,959)	50,332	42,251	32,961	184,172	80,586
Add:
Preferred A dividends (3)	—	—	—	—	—	—	787	800	—	1,587
Minority interest in income of consolidated partnership	385	394	375	401	224	74	104	240	1,555	642
FUNDS FROM OPERATIONS - DILUTED	$44,557	$47,004	$44,913	$49,027	$(44,735)	$50,406	$43,142	$34,001	$185,727	$82,815

FUNDS FROM OPERATIONS PER SHARE - BASIC	$0.45	$0.48	$0.46	$0.50	$(0.46)	$0.52	$0.45	$0.36	$1.89	$0.85
FUNDS FROM OPERATIONS PER SHARE - DILUTED	0.44	0.47	0.45	0.49	(0.45)	0.51	0.44	0.36	1.85	0.85

Funds from operations - diluted	$44,557	$47,004	$44,913	$49,027	$(44,735)	$50,406	$43,142	$34,001	$185,727	$82,815
Add:
Impairment of real estate	—	—	4,376	—	90,253	228	—	3,565	4,376	94,046
Impairment of real estate held for sale	2,411	48	199	3,454	747	2,730	4,175	5,864	6,112	13,516
Premium (discount) on redemption of preferred stock	—	—	630	—	—	(6,997)	—	—	630	(6,997)
FUNDS FROM OPERATIONS - DILUTED (prior calculation)	$46,968	$47,052	$50,118	$52,481	$46,265	$46,367	$47,317	$43,430	$196,845	$183,380

FUNDS FROM OPERATIONS PER SHARE - DILUTED (prior calculation)	$0.47	$0.47	$0.50	$0.53	$0.47	$0.47	$0.48	$0.45	$1.96	$1.88

Weighted average common shares outstanding - basic	97,758	97,455	97,112	96,937	96,900	96,617	94,701	92,191	97,318	95,119
ERP partnership units	2,178	2,178	2,178	2,178	1,081	798	894	1,116	2,178	897
Options	1,044	872	663	487	442	519	621	575	773	536
Dilutive effect of convertible Preferred A (3)	—	—	—	—	—	—	1,856	1,874	—	937
Weighted average common shares outstanding - diluted	100,980	100,505	99,953	99,602	98,423	97,934	98,072	95,756	100,269	97,489

Dividend per Common share	$0.41250	$0.41250	$0.41250	$0.41250	$0.41250	$0.41250	$0.41250	$0.41250	$1.65000	$1.65000
Dividend per Preferred A share (3)	—	—	—	—	—	—	0.53125	0.53125	—	1.06250
Dividend per Preferred B share (4)	—	—	0.20968	0.53906	0.53906	0.53906	0.53906	0.53906	0.74874	0.53906
Dividend per Preferred D share	0.97500	0.97500	0.97500	0.97500	0.97500	0.97500	0.97500	0.97500	3.90000	3.90000
Dividend per Preferred E share	0.47656	0.47656	0.37066	—	—	—	—	—	1.32378	—

Common dividends	$40,417	$40,258	$40,133	$40,034	$39,978	$39,968	$39,221	$38,957	$160,842	$158,124
Preferred A dividends (3)	—	—	—	—	—	—	787	800	—	1,587
Preferred B dividends (4)	—	—	1,321	3,396	3,396	3,396	3,396	3,396	4,717	13,584
Preferred D dividends	1,463	1,463	1,463	1,463	1,463	1,463	1,463	1,463	5,852	5,852
Preferred E dividends	3,816	3,816	2,969	—	—	—	—	—	10,601	—
TOTAL DISTRIBUTIONS	$45,696	$45,537	$45,886	$44,893	$44,837	$44,827	$44,867	$44,616	$182,012	$179,147

	Three Months Ended								Twelve Months Ended
	12/31/03	09/30/03	06/30/03	03/31/03	12/31/02	09/30/02	06/30/02	03/31/02	12/31/03	12/31/02

Capital Expenditures:
New development (5)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Building additions and expansions (6)	19,218	15,421	14,421	8,550	13,399	8,025	8,317	5,727	57,610	35,468
Building improvements capitalized (7)	4,241	2,631	2,132	1,253	3,326	2,994	2,603	1,865	10,257	10,788
Tenant improvements	1,748	4,361	2,644	3,233	2,486	3,445	2,845	2,408	11,986	11,184
Leasing commissions	910	3,800	1,801	852	1,783	873	882	387	7,363	3,925
TOTAL CAPITAL EXPENDITURES	$26,117	$26,213	$20,998	$13,888	$20,994	$15,337	$14,647	$10,387	$87,216	$61,365

Straight line rents	$600	$1,376	$1,732	$1,512	$1,234	$924	$1,414	$503	$5,220	$4,075

Capitalized interest	$1,182	$1,121	$957	$1,007	$1,047	$1,171	$858	$657	$4,267	$3,733

(1) Funds from Operations (“FFO”) is a widely used performance measure for real estate companies and is provided here as a supplemental measure of operating performance.  The Company calculates FFO in accordance with the best practices described in the April 2002 National Policy Bulletin of the National Association of Real Estate Investment Trusts (the “White Paper”).  The White Paper defines FFO as net income (computed in accordance with generally accepted accounting principles (“GAAP”)), excluding gains (or losses) from sales of property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures.

On October 1, 2003, NAREIT, based on discussions with the SEC, provided revised guidance regarding the calculation of FFO.  This revised guidance provides that impairments should not be added back to net income in calculating FFO and that original issuance costs associated with preferred stock that has been redeemed should be factored into the calculation of FFO.  The Company historically has added back impairments in calculating FFO, in accordance with prior NAREIT guidance, and has not factored in original issuance costs of preferred stock that has been redeemed in the calculation of FFO.  The Company has revised its calculation of FFO in accordance with NAREIT’s revised guidance.  To assist investors in understanding the impact of these changes, the Company also is presenting FFO in accordance with the methodology historically used by the Company (“prior calculation”).

Given the nature of the Company’s business as a real estate owner and operator, the Company believes that FFO is helpful to investors as a starting point in measuring its operational performance because it excludes various items included in net income that do not relate to or are not indicative of its operating performance such as gains (or losses) from sales of property and depreciation and amortization, which can make periodic and peer analyses of operating performance more difficult to compare.  The Company also believes that the presentation of FFO consistent with the guidance that was in effect until October 1, 2003 is further helpful to investors because it assists investors in evaluating the Company’s historical operational performance and because it excludes other items included in the revised calculation of FFO such as impairments which also do not relate to and are not indicative of the Company’s operating performance.  FFO should not, however, be considered as an alternative to net income (determined in accordance with GAAP) as an indicator of the Company’s financial performance, is not an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of the Company’s liquidity, and is not indicative of funds available to fund the Company’s cash needs, including its ability to make distributions.  In addition, the Company’s computation of FFO may differ in certain respects from the methodology utilized by other REITs to calculate FFO.

(2) Excludes gain / loss on sale of land.

(3) On July 15, 2002, the Company redeemed all Preferred A shares outstanding, resulting in the issuance of approximately 1.9 million shares of common stock at an equivalent price of $20.10 per share.

(4) On May 5, 2003, the Company redeemed all Preferred B shares outstanding at a price of $25.00 per depositary share.

(5) Includes ground-up development.

(6) Revenue-enhancing expenditures.

(7) Nonrevenue-enhancing expenditures such as lighting, painting, parking lots, roofing and signage.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-K for the year ended December 31, 2003 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended December 31, 2003

Selected Financial Ratios / Data

(In thousands, except per share amounts)

	Three Months Ended																Twelve Months Ended
	12/31/03		09/30/03		06/30/03		03/31/03		12/31/02		09/30/02		06/30/02		03/31/02		12/31/03		12/31/02
Debt coverage ratios:
Interest coverage ratio (EBITDA/interest expense)	3.01	x	3.00	x	3.20	x	3.06	x	2.95	x	3.03	x	3.11	x	3.36	x	3.07	x	3.10	x
Debt service coverage (EBITDA/(interest expense + scheduled principal payments))	2.61	x	2.62	x	2.76	x	2.78	x	2.70	x	2.77	x	2.85	x	3.02	x	2.69	x	2.82	x
Fixed charge coverage (EBITDA/(interest expense + scheduled principal payments + preferred dividends)) (1)	2.22	x	2.23	x	2.31	x	2.38	x	2.30	x	2.36	x	2.35	x	2.41	x	2.28		2.35	x
Fixed charge coverage (excluding capitalized interest and scheduled principal payments) (1)	2.60	x	2.59	x	2.69	x	2.67	x	2.56	x	2.64	x	2.61	x	2.70	x	2.64	x	2.63	x

Debt/equity ratios:
Total debt/total market capitalization	39.6%		40.3%		42.7%		45.4%		45.5%		42.7%		40.4%		41.4%		39.6%		45.5%
Total debt/total equity market capitalization	65.6%		67.5%		74.6%		83.0%		83.6%		74.4%		67.7%		70.7%		65.6%		83.6%
Total debt/total book assets	50.0%		49.0%		49.7%		50.4%		49.6%		46.2%		43.4%		46.5%		50.0%		49.6%
Total debt/undepreciated book value (2)	45.4%		44.6%		45.5%		46.2%		45.7%		42.1%		40.0%		42.8%		45.4%		45.7%

Operating statistics:
NOI margin (NOI/total rental revenues)	65.11%		67.94%		66.98%		66.54%		66.34%		68.16%		69.29%		69.87%		66.64%		68.33%
Expense recovery ratio (expense reimbursements/(operating costs + real estate and other taxes)	64.97%		65.22%		69.17%		67.40%		70.61%		68.60%		77.00%		72.63%		66.69%		72.10%
Annualized G&A/total assets	0.57%		0.71%		0.47%		0.48%		0.52%		0.51%		0.66%		0.45%		0.56%		0.51%
G&A/total revenues (excluding currency change)	4.14%		5.17%		3.39%		3.41%		4.24%		4.01%		5.23%		4.18%		4.02%		4.42%

Market capitalization calculations:
Common shares outstanding	97,980		97,595		97,292		97,053		96,916		96,893		95,067		94,442		97,980		96,916
Preferred A shares outstanding (3)	—		—		—		—		—		—		1,492		1,507		—		—
Preferred B shares outstanding (4)	—		—		—		6,300		6,300		6,300		6,300		6,300		—		6,300
Preferred D shares outstanding	1,500		1,500		1,500		1,500		1,500		1,500		1,500		1,500		1,500		1,500
Preferred E shares outstanding	8,000		8,000		8,000		—		—		—		—		—		8,000		—

Common stock price end of period	$24.67		$23.30		$21.35		$19.59		$19.09		$18.44		$20.83		$20.05		$24.67		$19.09
Preferred A price end of period (3)	—		—		—		—		—		—		25.49		26.00		—		—
Preferred B price end of period (4)	—		—		—		25.11		25.20		25.05		25.00		24.93		—		25.20
Preferred D price end of period	50.00		50.00		50.00		50.00		50.00		50.00		50.00		50.00		50.00		50.00
Preferred E price end of period	26.67		26.50		26.60		—		—		—		—		—		26.67		—

Common market equity at end of period	$2,417,167		$2,273,964		$2,077,184		$1,901,268		$1,850,126		$1,786,707		$1,980,246		$1,893,562		$2,417,167		$1,850,126
Preferred market equity at end of period	288,360		287,000		287,800		233,193		233,760		232,815		270,531		271,241		288,360		233,760
Total equity market capitalization	2,705,527		2,560,964		2,364,984		2,134,461		2,083,886		2,019,522		2,250,777		2,164,803		2,705,527		2,083,886
Total debt end of period	1,776,004		1,727,926		1,763,698		1,772,388		1,742,342		1,502,577		1,524,520		1,530,475		1,776,004		1,742,342
TOTAL MARKET CAPITALIZATION	$4,481,531		$4,288,890		$4,128,682		$3,906,849		$3,826,228		$3,522,099		$3,775,297		$3,695,278		$4,481,531		$3,826,228

(1) Includes pro rata share of joint venture results.

(2) Excludes accumulated depreciation on operating and held for sale assets.

(3) On July 15, 2002, the Company redeemed all Preferred A shares outstanding, resulting in the issuance of approximately 1.9 million shares of common stock at an equivalent of $20.10 per share.

(4) On May 5, 2003, the Company redeemed all Preferred B shares outstanding at a price of $25.00 per depositary share.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-K for the year ended December 31, 2003 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended December 31, 2003

Reconciliation of Selected Non-GAAP Financial Information to Most Directly Comparable GAAP Financial Measure

(In thousands, except per share amounts)

	Three Months Ended																Twelve Months Ended
	12/31/03		09/30/03		06/30/03		03/31/03		12/31/02		09/30/02		06/30/02		03/31/02		12/31/03		12/31/02

Net income to EBITDA calculation: (1)
Net income	$29,593		$31,711		$32,528		$35,189		$39,522		$29,791		$30,761		$21,988		$129,021		$122,062
Depreciation and amortization
Continuing operations real estate assets	19,874		19,958		18,732		18,808		17,164		16,474		16,567		14,743		77,372		64,948
Discontinued operations real estate assets	89		133		209		309		324		1,318		1,993		1,640		740		5,275
Pro rata share of joint venture real estate assets	300		253		209		254		428		327		341		308		1,016		1,405
Income taxes	133		133		133		133		233		155		150		125		532		663
Interest expense
Continuing operations	25,015		25,767		24,849		26,001		24,889		24,617		24,046		19,708		101,632		93,260
Discontinued operations	59		60		60		61		—		—		37		13		240		50
Pro rata share of joint ventures	638		405		432		481		397		652		593		637		1,956		2,279
Gain on sale of real estate	—		—		—		—		—		—		(10)		(192)		—		(202)
(Gain) loss on sale of discontinued operations	(615)		163		(83)		(3,483)		(99,330)		284		(1,797)		6		(4,018)		(100,837)
Gain on sale of joint venture	—		(39)		(604)		—		—		—		—		—		(643)		—
Impairment of real estate
Impairment of real estate	—		—		4,376		—		90,253		228		—		3,565		4,376		94,046
Impairment of real estate held for sale	2,411		48		199		3,454		747		2,730		4,175		5,864		6,112		13,516
EBITDA	$77,497		$78,592		$81,040		$81,207		$74,627		$76,576		$76,856		$68,405		$318,336		$296,465

Earnings ratios:
Interest coverage ratio (earnings/interest expense)	2.22	x	2.21	x	2.25	x	2.34	x	(1.61	)x	2.08	x	2.15	x	2.06	x	2.25	x	1.11	x
Debt service coverage (earnings/(interest expense + scheduled principal payments))	1.92	x	1.93	x	1.93	x	2.12	x	(1.47	)x	1.90	x	1.97	x	1.85		1.98	x	1.01	x
Fixed charge coverage (earnings/(interest expense + scheduled principal payments + preferred dividends))	1.63	x	1.64	x	1.61	x	1.81	x	(1.25	)x	1.61	x	1.62	x	1.47	x	1.81	x	0.84	x
Fixed charge coverage (excluding capitalized interest and scheduled principal payments)	1.91	x	1.90	x	1.88	x	2.04	x	(1.40	)x	1.81	x	1.80	x	1.65	x	2.12	x	0.94	x

Net income to earnings calculation:
Net income	$29,593		$31,711		$32,528		$35,189		$39,522		$29,791		$30,761		$21,988		$129,021		$122,062
Deduct:
Income from discontinued operations	1,176		(526)		(1,074)		(692)		(104,033)		(3,204)		(3,452)		(531)		(1,116)		(111,220)
Equity in income of unconsolidated ventures	(1,006)		(772)		(1,188)		(473)		(1,511)		(1,177)		(838)		(1,718)		(3,439)		(5,244)
Add:
Minority interest in income of consolidated partnership	385		394		375		401		224		74		104		240		1,555		642
Interest expense	25,015		25,767		24,849		26,001		24,889		24,617		24,046		19,708		101,632		93,260
Distributed income of investments in unconsolidated joint ventures	231		229		243		243		716		1,041		1,087		917		946		3,761
Interest component of rental expense	126		113		80		126		136		107		107		78		445		428
EARNINGS	$55,520		$56,916		$55,813		$60,795		$(40,057)		$51,249		$51,815		$40,682		$229,044		$103,689

Fixed charge calculation:
Interest expense	$25,015		$25,767		$24,849		$26,001		$24,889		$24,617		$24,046		$19,708		$101,632		$93,260
Scheduled principal payments	3,838		3,707		4,050		2,677		2,360		2,360		2,318		2,318		14,272		9,356
Preferred dividends	5,279		5,279		5,753		4,859		4,859		4,859		5,646		5,659		10,569		21,023
FIXED CHARGE	$34,132		$34,753		$34,652		$33,537		$32,108		$31,836		$32,010		$27,685		$126,473		$123,639

Capitalized interest	$1,182		$1,121		$957		$1,007		$1,047		$1,171		$858		$657		$4,267		$3,733

(1) EBITDA is a widely used performance measure. We compute EBITDA as the sum of net income before extraordinary item, depreciation and amortization, income taxes, interest expenses, gain (loss) on sale of real estate and sale of discontinued operations, and impairment of real estate. Given the nature of the Company's business as a real estate owner and operator, the Company believes that the use of EBITDA as opposed to Earnings in various financial ratios is helpful to investors as a measure of our operational performance because EBITDA excludes various items included in Earnings that do not relate to or are not indicative of our operating performance, such as gains and losses on sales of real estate and real estate related depreciation and amortization, and includes the results of operations of real estate properties that were sold or classified as real estate held for sale either during or subsequent to the end of a particular reporting period, which are not included within Earnings. Accordingly, we believe that the use of EBITDA as opposed to Earnings in various ratios provides a meaningful performance measure as it relates to our ability to meet various coverage tests for the stated period.  EBITDA should not be considered as an alternative to Earnings as an indicator of our financial performance, or as an alternative to cash flow from operating activities as a measure of our liquidity. Our computation of EBITDA may differ from the methodology utilized by other companies to calculate EBITDA.  Investors are cautioned that items excluded from EBITDA are significant components in understanding and assessing the Company's financial performance.

The above does not purport to disclose all items required under GAAP.

The Company's Form 10-K for the year ended December 31, 2003 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended December 31, 2003

Summary of Outstanding Debt

(In thousands)

	Lender	Outstanding Balance	Actual Interest Rate	Maturity Date	Percent of Total Indebtedness

Fixed Rate Debt:

Secured Mortgage Indebtedness
Merchants Park / The Crossing at Fry Road	John Hancock	$20,606	7.810%	07/01/04	1.17%
Briggsmore Plaza	AETNA Life Insurance	164	8.288%	08/01/04	0.01%
Genesee Valley Shopping Center	Nationwide Life Insurance	7,666	8.850%	02/10/05	0.44%
Roundtree Place	Nationwide Life Insurance	6,269	8.850%	02/10/05	0.36%
Grant Mills Station	Laureate Realty Services	6,742	8.850%	02/10/05	0.38%
Lagniappe Village Shopping Center	Laureate Realty Services	5,596	8.850%	02/10/05	0.32%
Mist Lake Plaza	Banker Financial	8,506	8.850%	02/10/05	0.48%
Panama City Square	First Union National Bank	12,551	6.750%	10/01/05	0.71%
Harpers Station I	Columbus Life Insurance Company	11,491	8.000%	10/14/05	0.65%
Harpers Station II	Columbus Life Insurance Company	1,371	8.750%	10/14/05	0.08%
Parkway Plaza I	Sun Life Assurance Company	8,567	7.630%	04/01/06	0.49%
Parkway Plaza II	Sun Life Assurance Company	2,443	8.020%	04/01/06	0.14%
Alexis Park	SECORE Financial	4,490	9.390%	10/01/06	0.25%
Normandy Plaza	State Farm Life Insurance Company	2,866	8.200%	02/01/07	0.16%
Montebello Plaza	Nationwide Life Insurance	4,120	9.625%	03/05/07	0.23%
Crown Point	Jackson National Life Insurance	7,128	8.120%	05/01/07	0.40%
Skyway Plaza	LaSalle National Bank	3,623	9.250%	05/01/07	0.21%
Dickson City Crossings I	General American Life Insurance Co.	12,280	8.650%	12/01/07	0.70%
Dickson City Crossings II	General American Life Insurance Co.	2,452	8.870%	12/01/07	0.14%
Westminster City Center	Wells Fargo Bank, N.A.	28,299	6.690%	02/01/08	1.61%
42 properties (REMIC)	SECORE Financial	152,703	6.670%	06/01/08	8.67%
Glengary Shopping Center	Lehman Brothers Holdings, Inc.	3,933	7.320%	12/01/08	0.22%
Brice Park	USG Annuity and Life	3,091	7.875%	02/01/09	0.18%
London Marketplace	Aegon USA Realty	3,751	8.265%	04/01/09	0.21%
Paradise Plaza	CIGNA	1,694	9.150%	04/01/09	0.10%
Tuckernuck Square	LaSalle National Bank	5,391	7.880%	08/01/09	0.31%
Perry Marketplace	American Express	3,785	9.000%	10/01/09	0.21%
Bristol Plaza	Sun Life Assurance Company	6,214	8.090%	11/01/09	0.35%
Festival Center	KeyBank National Association	2,503	8.240%	01/01/10	0.14%
Sunshine Square	Sun Life Assurance Company	7,434	8.490%	05/31/10	0.42%
Marwood Plaza	Sun Life Assurance Company	4,316	8.280%	06/01/10	0.25%
Saddletree Village Shopping Center	Aegon USA Realty	1,637	8.250%	06/01/10	0.09%
Hampton Village Centre	Deutsche Banc Capital LLC	29,275	8.530%	06/30/10	1.66%
Greentree	SFERS	5,033	8.240%	10/01/10	0.29%
Merchant’s Central	SFERS	6,255	8.240%	10/01/10	0.36%
Northside Plaza	SFERS	2,196	8.240%	10/01/10	0.12%
Habersham Crossing	SFERS	3,705	8.240%	10/01/10	0.21%
Johnstown Galleria Outparcel	Holliday Fenoglio Fowler	2,500	8.000%	07/01/11	0.14%
Merchants Crossing	American Equity Investment	5,260	7.630%	09/14/11	0.30%
Hunt River Commons	Nationwide Life Insurance	7,340	7.070%	10/01/11	0.42%
Chapel Square	American National	1,617	9.250%	02/01/13	0.09%
Northgate	State Farm Life Insurance Company	6,279	8.750%	06/30/13	0.36%
University IV	IDS Life Insurance Company	1,950	8.250%	03/01/15	0.11%
Riverview Plaza	Protective Life	4,545	8.625%	09/01/15	0.26%
Green Acres	Protective Life	11,072	7.500%	07/01/16	0.63%
Lexington Town Square	American Enterprise	1,820	8.500%	10/01/16	0.10%
Midway Market Square	MONY	16,983	8.180%	12/01/16	0.96%
Stratford Commons	Protective Life	5,073	8.125%	01/01/17	0.29%
Elkhart Market Centre	Protective Life	13,112	7.500%	08/01/18	0.74%
Northshore Plaza	IDS Life Insurance Company	3,705	8.050%	02/01/20	0.21%
Covered Bridge	Protective Life	2,720	7.500%	06/01/20	0.15%
Olympia Corners	Protective Life	5,342	7.500%	06/01/20	0.30%
Sun Plaza	Protective Life	9,931	7.500%	06/01/20	0.56%

	Lender	Outstanding Balance	Actual Interest Rate	Maturity Date	Percent of Total Indebtedness
The Vineyards	Protective Life	8,256	7.500%	06/01/20	0.47%
Arvada Plaza	American Centurion	2,133	7.670%	05/01/21	0.12%
Aurora Plaza	Protective Life	6,410	7.500%	06/01/21	0.36%
Cheyenne Plaza	SAFECO Life Insurance Co.	4,792	7.880%	06/01/21	0.27%
Hilltop Plaza	IDS Life Insurance Company	5,777	7.640%	06/01/21	0.33%
Karl Plaza	Lehman Brothers Holdings, Inc.	3,877	7.320%	03/01/28	0.22%
TOTAL FIXED RATE SECURED MORTGAGE INDEBTEDNESS		$530,640	7.618%		30.14%
Unsecured Notes
6.88%, 7 Year Unsecured Notes (1)	—	$75,000	6.875%	10/15/04	4.26%
7.75%, 10 Year Unsecured Notes	—	100,000	7.750%	04/06/05	5.68%
7.35%, 10 Year Unsecured Notes	—	30,000	7.350%	06/15/07	1.70%
5.88%, 5 Year Unsecured Notes	—	250,000	5.875%	06/15/07	14.20%
7.40%, 10 Year Unsecured Notes	—	150,000	7.400%	09/15/09	8.52%
5.50%, 10 Year Unsecured Notes	—	50,000	5.500%	11/20/13	2.84%
3.75%, 20 Year Unsecured Notes (2)	—	115,000	3.750%	06/01/23	6.53%
7.97%, 30 Year Unsecured Notes	—	10,000	7.970%	08/14/26	0.57%
7.65%, 30 Year Unsecured Notes	—	25,000	7.650%	11/02/26	1.42%
7.68%, 30 Year Unsecured Notes	—	10,000	7.680%	11/02/26	0.57%
7.68%, 30 Year Unsecured Notes	—	10,000	7.680%	11/02/26	0.57%
6.90%, 30 Year Unsecured Notes	—	25,000	6.900%	02/15/28	1.42%
6.90%, 30 Year Unsecured Notes	—	25,000	6.900%	02/15/28	1.42%
7.50%, 30 Year Unsecured Notes	—	25,000	7.500%	07/30/29	1.42%
TOTAL FIXED RATE UNSECURED NOTES		$900,000	6.392%		51.11%
CAPITAL LEASES		$28,562	7.500%	06/20/31	1.62%
TOTAL FIXED RATE DEBT		$1,459,202	6.997%		82.87%
Variable Rate Debt (3):
Secured Mortgage Indebtedness
Highland Commons	GE Financial Assurance	$3,820	8.250%	12/01/09	0.22%
Lexington Road Plaza	Great Northern Insured Annuity	6,853	7.375%	09/01/11	0.39%
TOTAL VARIABLE RATE SECURED MORTGAGE INDEBTEDNESS		$10,673	7.688%		0.61%
Credit Facilities
$350 Million Revolving Credit Facility	Fleet National Bank	$191,000	2.180%	04/25/05	10.85%
$100 Million Secured Term Loan Facility	Fleet National Bank	100,000	2.380%	09/29/06	5.68%
TOTAL CREDIT FACILITIES		$291,000	2.249%		16.53%
TOTAL VARIABLE RATE DEBT		$301,673	2.441%		17.13%
TOTAL DEBT		$1,760,875	6.204%		100.00%
Net Unamortized Premiums on Mortgages		$16,965
Net Unamortized Discount on Notes		(3,116)
Impact of Reverse Swap Agreement with Fleet National Bank on Notes (1)		1,280
TOTAL DEBT - NET		$1,776,004

(1) The Company has entered into a two-year reverse swap agreement with Fleet National Bank related to $50.0 million outstanding under its 6.88%, 7-Year Unsecured Notes maturing October 15, 2004.  Under the agreement, Fleet National Bank will pay to the Company the difference between the fixed rate of the swap, 4.357%, and the floating rate option, which is the 6-month LIBOR rate, in arrears.

(2) On May 19, 2003, the Company completed a public offering of $100 million of 3.75% Convertible Senior Notes notes due 2023.  On June 10, 2003, the underwriters exercised their over-allotment option in full and purchased an additional $15 million of the notes. The notes are convertible into New Plan common stock, upon the occurrence of certain events, at an initial conversion price of $25.00 per share.  The notes may not be redeemed by the Company until June 9, 2008, but are redeemable for cash, in whole or in part, any time thereafter.

(3) The Company incurs interest on these obligations using either the 30-day LIBOR rate or Moody’s A Corporate Bond Index which were 1.13% and 5.52%, respectively, as of December 31, 2003, plus spreads ranging from 105 to 375 basis points, as determined by the applicable loan agreement.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-K for the year ended December 31, 2003 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended December 31, 2003

Debt Maturity Schedule / Debt Covenant Compliance Ratios

(In thousands)

	Scheduled Amortization	Scheduled Maturities		Total Debt Maturing	Percent of Debt Maturing
2004	$16,757	$95,312		$112,069	6.36%
2005	17,058	347,851	(1)	364,909	20.72%
2006	15,227	113,534	(2)	128,761	7.31%
2007	14,842	305,573		320,415	18.20%
2008	12,861	174,325		187,186	10.63%
2009	7,233	170,563		177,796	10.10%
2010	6,280	54,742		61,022	3.47%
2011+	95,847	312,870		408,717	23.21%
	$186,105	$1,574,770		$1,760,875	100.00%

Net Unamortized Premiums on Mortgages				$16,965
Net Unamortized Discount on Notes				(3,116)
Impact of Reverse Swap Agreement with Fleet National Bank on Notes				1,280
TOTAL DEBT - NET				$1,776,004

Weighted Average Maturity:

	Fixed Rate Debt	Variable Rate Debt	Total Debt
Including capital leases and credit facilities	6.6 Years	2.8 Years	6.1 Years
Excluding capital leases and credit facilities	6.2 Years	7.3 Years	6.2 Years

Debt Covenant Compliance Ratios:

Senior Unsecured Notes Covenant (3)	Required	Actual	Compliance
Total consolidated debt to total asset value	< 60%	50%	Yes
Total secured debt to total asset value	< 40%	19%	Yes
Total unencumbered asset value to total unsecured debt	> 150%	208%	Yes
Consolidated income available for debt service to total annual service charges	> 150%	265%	Yes

(1) Scheduled maturities include $191.0 million representing the balance of the $350 Million Revolving Credit Facility drawn as of December 31, 2003 and maturing April 25, 2005, with a one-year extension option.

(2) Scheduled maturities include $100.0 million representing the balance of the $100 Million Secured Term Loan Facility drawn as of December 31, 2003 and maturing September 29, 2006.

(3) For a complete listing of Debt Covenants related to the Company’s Senior Unsecured Notes, as well as definitions of the above terms, please refer to the Company’s filings with the Securities and Exchange Commission.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-K for the year ended December 31, 2003 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended December 31, 2003

2003 Acquisitions

	Property Type (1)	Location	Purchase Date	Purchase Amount	Cap- Rate

Portfolio Acquisitions
1Q 2003
7 Shopping Centers	S	MI	01/03/03	$46,000,000	10.0%

Property Acquisitions
1Q 2003
Paradise Pavilion (5)	S	West Bend, WI	01/03/03	—	—
Vail Ranch II (6)	S	Temecula, CA	02/25/03	$10,510,474	9.5%
Total				$10,510,474	—

2Q 2003
Panama City Square	S	Panama City, FL	06/25/03	$18,325,000	9.0%

3Q 2003
Harpers Station	S	Cincinnati, OH	09/11/03	$23,800,000	9.5%
Dickson City Crossings	S	Dickson City, PA	09/30/03	28,125,000	9.0%
Total				$51,925,000	9.2%

2003 Total Acquisitions				$126,760,474	—

	Net Operating Income (NOI) (2)	GLA	Percent Leased (3)	Anchor Tenants	Year Built (4)

Portfolio Acquisitions
1Q 2003
7 Shopping Centers	$4,600,000	534,386	99%	Varied	Varied

Property Acquisitions
1Q 2003
Paradise Pavilion (5)	—	198,315	85%	Hobby Lobby, Kohl’s	2000
Vail Ranch II (6)	$1,376,000	105,000	86%	Stein Mart	2003
Total	$1,376,000	303,315

2Q 2003
Panama City Square	$1,648,500	289,119	97%	Goody’s, Michaels, The Sports Authority, T.J. Maxx, Wal-Mart	1992

3Q 2003
Harpers Station	$2,249,395	240,681	98%	Bova Furniture, Dillard’s, HomeGoods, Stein Mart, T.J. Maxx	1994
Dickson City Crossings	2,530,605	301,462	100%	Circuit City, Dick’s Sporting Goods, Home Depot, PETsMART, T.J. Maxx	1997
Total	$4,780,000	542,143

2003 Total Acquisitions	$12,404,500	1,668,963

(1) S - Shopping Center

(2) Projected NOI for the twelve-month period following the closing date of acquisition.

(3) As of closing date of acquisition.

(4) Year of most recent redevelopment or year built if no redevelopment has occurred.

(5) Purchase Amount and NOI included in the Equity Investment Group portfolio acquisition on December 12, 2002.

(6) Acquired the remaining 50 percent interest in the property for approximately $1.5 million in cash and the satisfaction of $9.0 million of mortgage indebtedness on the property. Cap-rate and NOI calculated on a stabilized basis.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-K for the year ended December 31, 2003 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended December 31, 2003

2003 Dispositions and Transfers To Joint Ventures

	Property Type (1)	Location	Sale Date	Amount	Book Value	Gain / (Loss)

Transfers to Joint Ventures
Arapahoe Crossings (5)	O	Aurora, CO	09/30/03	$50,400,000	$50,400,000	$—

Portfolio Dispositions
1Q 2003
6 Kindercare Buildings	T	IN, MI	01/21/03	$2,100,000	$2,157,600	$(57,600)

Property Dispositions
1Q 2003
Land at Central Avenue Marketplace	L	Toledo, OH	01/03/03	$5,555,000	$3,071,800	$2,483,200
Southwood Plaza	S	Bowling Green, OH	01/30/03	4,000,000	2,817,600	1,182,400
Parkway Plaza	S	Maumee, OH	01/30/03	2,600,000	2,691,500	(91,500)
Eastgate Plaza	S	Americus, GA	03/04/03	920,000	953,100	(33,100)
Total				$13,075,000	$9,534,000	$3,541,000

2Q 2003
Kroger	T	Waterloo, IL	04/11/03	$1,800,000	$1,776,900	$23,100
Roxbury Township	L	Roxbury, NJ	04/15/03	225,000	219,900	5,100
24 Hour Fitness	T	Scottsdale, AZ	05/29/03	7,800,000	7,753,100	46,900
Lucky stores	T	Peoria, IL	06/16/03	1,600,000	1,689,600	(89,600)
Kroger	T	Ottawa, IL	06/20/03	2,550,000	2,241,400	308,600
Albany 1	T	Albany, GA	06/24/03	900,000	860,100	39,900
Decatur I	T	Decatur, IL	06/26/03	325,000	575,700	(250,700)
Total				$15,200,000	$15,116,700	$83,300

3Q 2003
Land at Columbus Center	L	Columbus, IN	07/21/03	$2,700,000	$2,914,400	$(214,400)
Gold’s Gym	T	Brandon, FL	07/25/03	1,700,000	1,823,600	(123,600)
Silver Bridge Plaza	S	Gallipolis, OH	07/31/03	3,250,000	3,064,100	185,900
Michigan City I	T	Michigan City, IN	08/01/03	365,000	376,300	(11,300)
Land at The Mall at 163rd Street (6)	L	Miami, FL	09/23/03	13,036,726	—	—
Total				$21,051,726	$8,178,400	$(163,400)

4Q 2003
Land at Highland Commons	L	Glasgow, KY	10/01/03	$400,000	$215,300	$184,700
Village Mart	S	Aurora, IL	10/28/03	5,600,000	5,122,000	478,000
Northern Automotive	T	Grand Island, NE	10/31/03	555,000	555,200	(200)
Outparcel at Vail Ranch Center (7)	P	Temecula, CA	11/03/03	150,000	125,200	24,800
Lamar Plaza	S	Rosenberg, TX	11/05/03	2,580,000	2,821,000	(241,000)
Hobart I	T	Hobart, IN	11/10/03	625,000	603,400	21,600
Meadowbrook	S	Ft. Worth, TX	12/08/03	3,800,000	3,647,100	152,900
Winn-Dixie (8)	T	Chattanooga, TN	12/23/03	1,527,000	1,533,200	(6,200)
Total				$15,237,000	$14,622,400	$614,600
2003 Total Dispositions				$117,063,726	$100,009,100	$4,017,900

	Cap- Rate	NOI (2)	GLA / Acres	Percent Leased (3)	Year Built (4)

Transfers to Joint Ventures
Arapahoe Crossings (5)	—	—	466,363	100%	2003

Portfolio Dispositions
1Q 2003
6 Kindercare Buildings	11.5%	$241,085	28,228	100%	Varied

Property Dispositions
1Q 2003
Land at Central Avenue Marketplace	—	—	13 acres	—	—
Southwood Plaza	9.3%	$372,500	81,959	100%	2002
Parkway Plaza	7.9%	206,500	140,021	58%	1955
Eastgate Plaza	8.3%	76,000	44,365	100%	1980
Total	—	$655,000	266,345

2Q 2003
Kroger	10.4%	$186,500	31,170	100%	1982
Roxbury Township	—	—	6 acres	—	—
24 Hour Fitness	9.6%	745,000	44,374	100%	1994
Lucky stores	11.1%	177,500	30,000	100%	1983
Kroger	9.8%	249,500	44,088	100%	1982
Albany 1	9.6%	86,500	72,900	100%	1981
Decatur I	—	(20,000)	29,000	0%	1983
Total	—	$1,425,000	251,532

3Q 2003
Land at Columbus Center	—	—	12 acres	—	—
Gold’s Gym	10.6%	$180,164	36,750	100%	1982
Silver Bridge Plaza	9.8%	318,641	145,481	80%	1972
Michigan City I	—	(20,000)	29,000	0%	1983
Land at The Mall at 163rd Street (6)	—	—	21.5 acres	—	—
Total	—	$478,805	211,231

4Q 2003
Land at Highland Commons	—	—	2.2 acres	—	—
Village Mart	8.4%	$471,904	89,528	99%	1990
Northern Automotive	12.3%	68,469	5,671	100%	1988
Outparcel at Vail Ranch Center (7)	—	—	1.2 acres	—	—
Lamar Plaza	4.9%	126,877	154,855	37%	1975
Hobart I	—	(32,962)	29,300	0%	1983
Meadowbrook	9.4%	355,498	40,308	100%	1999
Winn-Dixie (8)	13.4%	205,115	43,848	100%	1995
Total	—	$1,194,901	363,510
2003 Total Dispositions	—	$3,994,791	1,587,209

(1) L - Land, O - Ownership Interest, P - Outparcel, S - Shopping Center, T - Single Tenant Property

(2) Projected recurring property NOI as of closing date of sale.

(3) As of closing date of sale.

(4) Year of most recent redevelopment or year built if no redevelopment has occurred.

(5) The gross value of the property is $72.0 million, representing an 8.0% cap-rate.  The total gain on sale is approximately $1.4 million.  In accordance with SFAS 66, the Company has deferred the recognition of the gain and has included it in the book value of the asset. The Company expects to recognize the gain during 1Q 2004.

(6) In accordance with SFAS 66, the Company has deferred the recognition of the gain.

(7) Represents 50% of the sale proceeds, which were split with the Company’s former joint venture partner.

(8) Tenant is dark, with lease expiring in 2005.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-K for the year ended December 31, 2003 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended December 31, 2003

2003 Redevelopment / Outparcel Development Activities

	Location	Project Description

Redevelopment Activities

Paseo del Norte	Albuquerque, NM	Develop shopping center and replace anchor tenant
Superior Marketplace	Superior, CO	Completion of Phase I development and Phase II development
Sun Plaza	Ft. Walton Beach, FL	Construction of a new 44,480 SF Publix and 4,200 SF of retail shops
Westgate	Dublin, GA	Sale of land to Home Depot for construction of a 95,000 SF store and construction of 19,000 SF of retail shops and outparcel leased to McDonald’s
Tinley Park Plaza	Tinley Park, IL	Redevelopment of former Builders Square parcel with a 76,521 SF main retail building and 13,200 SF outparcel building
Perry Marketplace	Perry, GA	Redevelopment of former Kmart into a multi-tenant building
Ivyridge	Philadelphia, PA	Construction of a new 47,000 SF Super Fresh, 8,000 SF of retail shops and façade renovation
Columbus Center	Columbus, IN	Sale of 12 acres of land to Target for a 126,000 SF store and façade renovation
Market Place	Piqua, OH	Construction of a new 69,133 SF Kroger and addition of 12,800 SF of new retail space
Cave Spring Corners	Roanoke, VA	Construction of a new 58,000 SF Kroger and 3,300 SF of retail shops in former Ames location
Sunshine Square	Medford, NY	Construction of a new 65,000 SF Stop & Shop and façade renovation
Clear Lake Camino South	Houston, TX	Construction of a new 14,471 SF freestanding Eckerd, re-leasing of former grocer space and re-tenanting
The Mall at 163rd Street (3)	Miami, FL	Sale of 21.5 acres of land to Wal-Mart for construction of Wal-Mart Supercenter and redevelopment of remaining enclosed regional mall into shopping center
Galleria Commons	Henderson, NV	Redevelopment of former House To Home with a new 85,000 SF Burlington Coat Factory and additional retail shops
Metro 580	Pleasanton, CA	Construction of a new 88,000 SF Kohl’s and reconfigure the remaining anchor space
J*Town Center	Jeffersontown, KY	Phase II of reconfiguration of shopping center with façade renovation of the main building and reposition of shopping center into multi-use retail / office
Fashion Corner	Saginaw, MI	Phase III re-tenanting of former Kids R Us and combining of adjacent spaces to create two new anchor stores and façade renovation of that area
New Chastain Corners	Marietta, GA	Increased lease commitment and renovation of existing Kroger, development of outparcel with Bank Of America and shopping center renovation
Westgate Manor	Rome, NY	Expansion of shopping center by 10,000 SF to accommodate Big Lots expansion
Chapman Square	Knoxville, TN	Renovation and expansion of existing Kroger and shopping center redevelopment
Maplewood Mall	Houston, TX	Eliminate enclosed mall area to increase parking and tenant visibility and re-tenant space
Irving West	Irving, TX	Re-tenant former Winn-Dixie with new specialty grocer and renovate existing small shop space
Bethel Park (4)	Bethel Park, PA	Replacement and expansion of former Ames to accommodate a new 98,462 SF Wal-Mart and increased lease commitment and addition of fuel center at existing Giant Eagle
South Plaza (4)	Norwich, NY	Redevelopment of former Ames with a 29,272 SF Tractor Supply and 10,000 SF of retail shops
Bay Forest (4)	Houston, TX	Expansion of Kroger to 65,000 SF and redevelopment of shopping center
Wisteria Village (4)	Snellville, GA	Replacement and expansion of former Winn-Dixie by 12,000 SF to accommodate a new 57,425 SF Hobby Lobby
Rockland Plaza (4)	Nanuet, NY	Expansion of Marshalls by 10,000 SF, replacement of 18,000 SF Odd-Job with Petco and shopping center renovation

			Construction			Expected Total Project Cost	Expected Stabilized Return on Cost (2)
	Adjusted GLA	Percent Leased (1)	Expected Start Date	Expected Completion Date	Percent Complete

Redevelopment Activities

Paseo del Norte	58,000	0%	Jul-02	Jul-04	90%	$2,838,707	11.0%
Superior Marketplace	295,602	99%	Aug-02	Jun-04	46%	20,200,000	11.9%
Sun Plaza	159,101	63%	Feb-03	Jan-04	90%	4,446,923	12.1%
Westgate	114,665	94%	Feb-03	Jan-04	90%	2,040,807	10.8%
Tinley Park Plaza	255,391	73%	Mar-03	Mar-04	65%	4,952,500	9.4%
Perry Marketplace	179,973	96%	Apr-03	Jan-04	85%	1,228,157	11.5%
Ivyridge	107,316	78%	Apr-03	Dec-04	20%	7,800,000	10.0%
Columbus Center	147,602	59%	May-03	Nov-04	45%	4,107,345	12.4%
Market Place	183,139	51%	May-03	Sep-04	30%	2,990,205	10.3%
Cave Spring Corners	147,039	51%	May-03	Sep-04	20%	2,092,753	13.0%
Sunshine Square	230,235	72%	Jun-03	Nov-04	20%	4,796,792	15.2%
Clear Lake Camino South	101,030	75%	Jun-03	Jun-04	80%	4,918,640	12.1%
The Mall at 163rd Street (3)	299,798	72%	Jul-03	Dec-04	30%	20,000,000	10.5%
Galleria Commons	111,819	83%	Jul-03	Mar-04	40%	2,013,110	10.5%
Metro 580	156,123	66%	Sep-03	Dec-04	20%	4,592,467	11.9%
J*Town Center	192,985	41%	Sep-03	Sep-05	40%	4,193,100	14.0%
Fashion Corner	175,182	71%	Sep-03	Apr-04	50%	1,069,000	11.5%
New Chastain Corners	108,380	95%	Oct-03	May-04	40%	488,245	12.9%
Westgate Manor	75,813	96%	Oct-03	Feb-04	80%	605,038	10.3%
Chapman Square	53,591	80%	Oct-03	Jun-04	20%	726,286	13.5%
Maplewood Mall	95,638	88%	Oct-03	May-04	10%	1,845,737	11.0%
Irving West	70,056	95%	Oct-03	Apr-04	20%	1,650,859	14.4%
Bethel Park (4)	227,293	98%	Nov-03	Jun-04	10%	1,281,389	10.1%
South Plaza (4)	143,665	72%	Dec-03	Jun-04	10%	990,414	13.3%
Bay Forest (4)	71,469	100%	Dec-03	Nov-04	10%	692,493	11.9%
Wisteria Village (4)	176,646	71%	Jan-04	Sep-04	0%	1,153,810	10.0%
Rockland Plaza (4)	248,067	93%	Jan-04	Oct-04	0%	3,392,383	12.5%

	Location	Project Description

Brentwood Plaza (4)	Cincinnati, OH	Construction of a new 69,133 SF Kroger and shopping center renovation

Outparcel Development Activities

Colonial Marketplace	Orlando, FL	Purchase adjacent 7,200 SF building to lease and renovate
Northland	Watertown, NY	Construction of a 11,500 SF Kinney Drug
Moundsville Plaza	Moundsville, WV	Construction of a 5,400 SF Blockbuster
Ridgeview Centre (4)	Wise, VA	Construction of a 10,700 SF Social Security office

			Construction			Expected Total Project Cost	Expected Stabilized Return on Cost (2)
	Adjusted GLA	Percent Leased (1)	Expected Start Date	Expected Completion Date	Percent Complete

Brentwood Plaza (4)	221,700	59%	Jan-04	Jan-05	0%	6,692,734	10.6%
Total						$113,799,894

Outparcel Development Activities

Colonial Marketplace	136,023	41%	Mar-03	Apr-04	65%	$1,539,000	12.1%
Northland	134,166	28%	Jul-03	May-04	75%	1,328,026	12.3%
Moundsville Plaza	181,846	83%	Jul-03	Apr-04	20%	761,984	11.3%
Ridgeview Centre (4)	187,400	99%	Jan-04	Feb-05	0%	1,592,813	10.7%
Total						$5,221,823

	Location	Project Description

Completed 2003 Redevelopment / Outparcel Development Activities

Arapahoe Crossings (5)	Aurora, CO	Final phase of development
Island Plaza	James Island, SC	Expansion of Food Lion by 9,000 SF
Kenworthy Crossing	El Paso, TX	Re-tenanting of former grocery space with Albertsons
Braes Heights	Houston, TX	Construction of a new 14,471 SF Eckerd on outparcel and re-tenanting of former Eckerd space
Bristol Plaza	Santa Ana, CA	Conversion of a former grocer into Trader Joe’s and Petco and façade renovation
Braes Heights	Houston, TX	Conversion of second floor space into leasable office space
Regency Park	Jacksonville, FL	Addition of a 10,867 SF Party City by combining stores and constructing 4,430 SF
Laurel Square	Brick, NJ	Façade renovation with contract rent increases
Vail Ranch Center	Temecula, CA	Construction of an additional 23,000 SF of retail shops and pad building
J*Town Center	Jeffersontown, KY	Phase I of reconfiguration of shopping center with 15,000 SF of new retail shops
Delta Center	Lansing, MI	Addition of a 21,500 SF Bed, Bath & Beyond and façade renovation
Wallkill Plaza	Middletown, NY	Replacement of Big V with new Wakefern ShopRite and façade renovation
Old Egypt	Magnolia, TX	Construction of a new 14,580 SF Walgreen
Tarpon Mall	Tarpon Springs, FL	Construction of a new 44,480 SF Publix, façade renovation and construction of a 4,000 SF outparcel building
Cortlandville	Cortland, NY	Redevelopment of former Ames with a 31,000 SF Big Lots and retail shops
Harbor Plaza	Ashtabula, OH	Replacement of former Fleming grocer with a new grocery store and creation of retail shops
Georgetown Square	Murfreesboro, TN	Extension of Kroger lease with store and shopping center remodel

			Construction			Expected Total Project Cost	Expected Stabilized Return on Cost (2)
	GLA	Percent Leased (1)	Start Date	Completion Date	Percent Complete

Completed 2003 Redevelopment / Outparcel Development Activities

Arapahoe Crossings (5)	466,363	100%	Oct-01	Jan-03	100%	—	—
Island Plaza	171,955	69%	Oct-01	Feb-03	100%	$1,120,000	13.5%
Kenworthy Crossing	70,969	89%	Aug-02	Feb-03	100%	5,028,729	11.0%
Braes Heights	100,264	79%	Jan-02	Feb-03	100%	2,000,000	11.0%
Bristol Plaza	111,403	97%	Jul-02	Mar-03	100%	3,917,000	12.5%
Braes Heights	100,264	79%	Jan-03	Mar-03	100%	611,000	14.0%
Regency Park	333,948	80%	Aug-02	Jun-03	100%	1,098,699	15.0%
Laurel Square	246,235	97%	Sep-02	Jun-03	100%	624,000	12.5%
Vail Ranch Center	204,204	92%	Apr-03	Sep-03	100%	3,277,963	12.0%
J*Town Center	192,985	41%	Aug-02	Sep-03	100%	1,503,334	13.8%
Delta Center	186,246	100%	May-03	Sep-03	100%	1,231,871	13.0%
Wallkill Plaza	203,234	98%	May-03	Sep-03	100%	1,225,600	10.3%
Old Egypt	14,490	100%	Oct-02	Sep-03	100%	3,153,189	10.6%
Tarpon Mall	127,965	71%	Feb-03	Dec-03	100%	7,052,190	10.4%
Cortlandville	100,300	60%	Jul-03	Dec-03	100%	1,029,353	10.3%
Harbor Plaza	51,794	77%	Jul-03	Dec-03	100%	510,500	13.0%
Georgetown Square	104,117	96%	Mar-03	Dec-03	100%	1,079,336	14.7%
Total						$34,462,764

TOTAL 2003 REDEVELOPMENT / OUTPARCEL DEVELOPMENT ACTIVITIES						$153,484,481

(1) Includes all leases in force at December 31, 2003, including those that are fully executed, but not yet open, and is based on current GLA, not adjusted GLA.

(2) Incremental projected income (new income less existing income) / incremental cost.  Where a space is vacant and generating no current income, the estimated “as is” market rent is deducted from the projected new rent to determine incremental income.

(3) Expected total project cost less land sales.

(4) Indicates project added during 4Q 2003.

(5) Completed final phase of development at a cost of $7.1 million.  Property transferred to a joint venture on September 30, 2003.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-K for the year ended December 31, 2003 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure – Quarter Ended December 31, 2003

Property Type Summary

	# of Properties	GLA	Percent Leased	Leased GLA

COMPANY TOTAL PORTFOLIO

Stabilized Properties
Community and Neighborhood Shopping Centers	324	45,060,621	92%	41,300,613
Single Tenant Properties	16	459,155	90%	411,155
Enclosed Malls / Specialty Retail Properties	4	1,733,982	73%	1,260,280
Miscellaneous Properties	7	34,760	100%	34,760
	351	47,288,518	91%	43,006,808

Redevelopment Properties
Community and Neighborhood Shopping Centers	28	4,486,590	74%	3,341,936

COMPANY TOTAL PORTFOLIO	379	51,775,108	90%	46,348,744

Joint Venture Projects (2) (3)
Stabilized Properties	21	3,917,742	96%	3,744,861
Redevelopment / In-Process Development Properties (4)	1	26,200	100%	26,200
	22	3,943,942	96%	3,771,061

TOTAL STABILIZED COMMUNITY AND NEIGHBORHOOD SHOPPING CENTERS, INCLUDING JOINT VENTURE PROJECTS	345	48,978,363	92%	45,045,474
TOTAL REDEVELOPMENT / IN-PROCESS DEVELOPMENT COMMUNITY AND NEIGHBORHOOD SHOPPING CENTERS, INCLUDING JOINT VENTURE PROJECTS	29	4,512,790	75%	3,368,136
TOTAL COMMUNITY AND NEIGHBORHOOD SHOPPING CENTERS, INCLUDING JOINT VENTURE PROJECTS	374	53,491,153	91%	48,413,610

	ABR		Quarterly NOI (1)
	Amount	Percent of Company ABR	Amount	Percent of Company NOI

COMPANY TOTAL PORTFOLIO

Stabilized Properties
Community and Neighborhood Shopping Centers	$317,624,387	87.1%	$70,462,112	89.3%
Single Tenant Properties	2,493,291	0.7%	609,288	0.8%
Enclosed Malls / Specialty Retail Properties	15,995,326	4.4%	2,608,903	3.3%
Miscellaneous Properties	362,910	0.1%	405,469	0.5%
	$336,475,914	92.2%	$74,085,772	93.9%

Redevelopment Properties
Community and Neighborhood Shopping Centers	$28,395,853	7.8%	$4,792,403	6.1%

COMPANY TOTAL PORTFOLIO	$364,871,767	100.0%	$78,878,175	100.0%

Joint Venture Projects (2) (3)
Stabilized Properties	$44,457,911
Redevelopment / In-Process Development Properties (4)	266,486
	$44,724,397

TOTAL STABILIZED COMMUNITY AND NEIGHBORHOOD SHOPPING CENTERS, INCLUDING JOINT VENTURE PROJECTS	$362,082,298
TOTAL REDEVELOPMENT / IN-PROCESS DEVELOPMENT COMMUNITY AND NEIGHBORHOOD SHOPPING CENTERS, INCLUDING JOINT VENTURE PROJECTS	28,662,339
TOTAL COMMUNITY AND NEIGHBORHOOD SHOPPING CENTERS, INCLUDING JOINT VENTURE PROJECTS	390,744,637

COMMUNITY AND NEIGHBORHOOD SHOPPING CENTERS ANCHOR, NON-ANCHOR TENANT MIX: (5) (6)

			ABR
	Leased GLA	Percent of Shopping Centers Leased GLA	Amount	Per Foot	Percent of Shopping Centers ABR
Anchor Tenants	28,588,960	64.0%	$170,107,259	$5.95	49.2%
Non-anchor Tenants	16,053,589	36.0%	175,912,981	10.96	50.8%
	44,642,549	100.0%	$346,020,240	$7.75	100.0%

(1) Data includes approximately $769,000 of Quarterly NOI from properties classified as discontinued operations under SFAS 144.

(2) All projects are community and neighborhood shopping centers.  Includes 100 percent of the property GLA and ABR, not pro rata share.

(3) Information contained on pages 19 - 31 of this document excludes these properties.

(4) Includes CA New Plan Venture Fund In-Process Development / Redevelopment Properties.

(5) Anchor tenants include 1) major discount stores, 2) major grocers, 3) tenants with square footage greater than 10,000 square feet if the shopping center GLA is less than 125,000 square feet and tenants with square footage greater than 25,000 square feet if the shopping center GLA is greater than 125,000 square feet and 4) tenants with square footage greater than 10 percent of the shopping center GLA, but not less than 5,000 square feet.

(6) Excludes joint venture projects.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-K for the year ended December 31, 2003 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended December 31, 2003

Properties by State / Region

State	Number of Properties	Percent Leased	GLA	Percent of GLA	Percent of Scheduled ABR
Alabama	7	90%	760,014	1.5%	1.2%
Arizona	7	86%	935,173	1.8%	1.9%
Arkansas	2	95%	237,991	0.5%	0.4%
California	15	87%	2,573,573	5.0%	7.2%
Colorado	4	100%	763,272	1.5%	2.2%
Delaware	1	100%	30,000	0.1%	0.0%
Florida	30	85%	5,090,610	9.8%	10.4%
Georgia	32	91%	3,469,563	6.7%	5.9%
Illinois	7	84%	1,290,805	2.5%	2.8%
Indiana	10	84%	1,333,487	2.6%	1.7%
Iowa	3	97%	547,493	1.1%	0.8%
Kentucky	11	91%	1,805,198	3.5%	2.9%
Louisiana	6	97%	738,341	1.4%	0.9%
Maryland	2	90%	278,888	0.5%	0.5%
Massachusetts	2	100%	348,917	0.7%	0.6%
Michigan	19	96%	2,924,526	5.6%	6.4%
Minnesota	1	100%	55,715	0.1%	0.1%
Mississippi	1	100%	87,721	0.2%	0.1%
Nebraska	1	100%	4,000	0.0%	0.0%
Nevada	3	85%	586,126	1.1%	1.1%
New Jersey	6	93%	880,817	1.7%	2.1%
New Mexico	2	45%	106,000	0.2%	0.1%
New York	25	82%	3,531,797	6.8%	5.9%
North Carolina	14	95%	1,888,078	3.6%	3.2%
Ohio	23	87%	3,747,045	7.2%	6.8%
Pennsylvania	15	88%	2,462,526	4.8%	5.2%
Rhode Island	1	91%	148,258	0.3%	0.3%
South Carolina	7	86%	790,817	1.5%	1.2%
Tennessee	15	97%	1,882,236	3.6%	3.4%
Texas	84	91%	9,184,167	17.7%	18.3%
Utah	3	99%	606,935	1.2%	1.4%
Virginia	13	92%	1,709,881	3.3%	3.2%
West Virginia	3	90%	356,721	0.7%	0.6%
Wisconsin	3	94%	458,267	0.9%	0.8%
Wyoming	1	96%	160,150	0.3%	0.3%
	379	90%	51,775,108	100%	100%

Region (1)
East	100	89%	14,231,898	27.5%	25.8%
Midwest	68	90%	10,521,488	20.3%	19.7%
South	177	90%	21,450,643	41.4%	40.6%
West	34	89%	5,571,079	10.8%	13.9%
	379	90%	51,775,108	100%	100%

(1) NCREIF Regions

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-K for the year ended December 31, 2003 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended December 31, 2003

Same Property NOI Analysis

(In thousands, except property statistics)

	Twelve Months Ended (1)		Percent Change	Three Months Ended (1)		Percent Change	Three Months Ended (1)		Percent Change
	12/31/03	12/31/02		12/31/03	12/31/02		09/30/03	09/30/02
Analysis Specific Property Statistics:
Number of properties included in analysis	160	160		244	244		247	247
Gross leasable area	23,829,556	23,829,556		33,969,001	33,969,001		33,697,594	33,697,594
Percent leased	91.5%	92.6%	-1.1%	91.6%	92.9%	-1.3%	91.3%	92.8%	-1.5%

Termination Fees: (2)	$2,110	$29		$788	$12		$1,353	$—

Rental revenues	$218,723	$216,202	1.2%	$79,662	$79,687	0.0%	$76,013	$76,327	-0.4%
Rental operating expenses	66,836	63,621	5.1%	26,832	26,271	2.1%	22,822	22,353	2.1%
SAME PROPERTY NOI (GAAP BASIS)	$151,887	$152,581	-0.5%	$52,830	$53,416	-1.1%	$53,191	$53,974	-1.5%
Operating margin (GAAP basis)	69.4%	70.6%	-1.1%	66.3%	67.0%	-0.7%	70.0%	70.7%	-0.7%
Straight-line rent adjustment	1,929	1,333	44.7%	667	832	-19.8%	656	538	21.9%
SAME PROPERTY NOI	$149,958	$151,248	-0.9%	$52,163	$52,584	-0.8%	$52,535	$53,436	-1.7%
Operating margin	68.6%	70.0%	-1.4%	65.5%	66.0%	-0.5%	69.1%	70.0%	-0.9%

Reconciliation to Most Directly Comparable GAAP Financial Measure:
Same property rental revenues	$218,723	$216,202		$79,662	$79,687		$76,013	$76,327
Non-same property rental revenues	261,159	171,850		40,310	24,318		42,780	23,946
TOTAL RENTAL REVENUES	479,882	388,052		119,972	104,005		118,793	100,273
Same property rental operating expenses	66,836	63,621		26,832	26,271		22,822	22,353
Non-same property rental operating expenses	93,249	59,261		15,031	8,733		15,258	9,574
TOTAL RENTAL OPERATING EXPENSES	160,085	122,882		41,863	35,004		38,080	31,927

TOTAL NOI	319,797	265,170		78,109	69,001		80,713	68,346

Total other income	12,858	16,245		3,022	3,585		2,884	3,822
Total other expenses	(198,819)	(176,087)		(49,977)	(46,620)		(52,018)	(45,279)
Gain on sale of real estate	—	202		—	—		—	—
Impairment of real estate	(4,376)	(94,046)		—	(90,253)		—	(228)
Minority interest in income of consolidated partnership	(1,555)	(642)		(385)	(224)		(394)	(74)
Income from discontinued operations	1,116	111,220		(1,176)	104,033		526	3,204

NET INCOME	$129,021	$122,062		$29,593	$39,522		$31,711	$29,791

	Three Months Ended (1)		Percent Change	Three Months Ended		Percent Change
	06/30/03	06/30/02		03/31/03	03/31/02
Analysis Specific Property Statistics:
Number of properties included in analysis	256	256		204	204
Gross leasable area	34,997,808	34,997,808		27,895,011	27,895,011
Percent leased	90.5%	91.4%	-0.9%	90.0%	91.0%	-1.0%

Termination Fees: (2)	$110	$29		$38	$554

Rental revenues	$81,084	$79,823	1.6%	$66,708	$64,221	3.9%
Rental operating expenses	24,742	23,487	5.3%	21,710	18,328	18.5%
SAME PROPERTY NOI (GAAP BASIS)	$56,342	$56,336	0.0%	$44,998	$45,893	-2.0%
Operating margin (GAAP basis)	69.5%	70.6%	-1.1%	67.5%	71.5%	-4.0%
Straight-line rent adjustment	1,051	823	27.7%	644	159	305.0%
SAME PROPERTY NOI	$55,291	$55,513	-0.4%	$44,354	$45,734	-3.0%
Operating margin	68.2%	69.5%	-1.4%	66.5%	71.2%	-4.7%

Reconciliation to Most Directly Comparable GAAP Financial Measure:
Same property rental revenues	$81,084	$79,823		$66,708	$64,221
Non-same property rental revenues	39,649	20,438		53,676	19,292
TOTAL RENTAL REVENUES	120,733	100,261		120,384	83,513
Same property rental operating expenses	24,742	23,487		21,710	18,328
Non-same property rental operating expenses	15,120	7,305		18,570	6,831
TOTAL RENTAL OPERATING EXPENSES	39,862	30,792		40,280	25,159

TOTAL NOI	80,871	69,469		80,104	58,354

Total other income	3,119	3,977		3,833	4,861
Total other expenses	(47,785)	(46,043)		(49,039)	(38,145)
Gain on sale of real estate	—	10		—	192
Impairment of real estate	(4,376)	—		—	(3,565)
Minority interest in income of consolidated partnership	(375)	(104)		(401)	(240)
Income from discontinued operations	1,074	3,452		692	531

NET INCOME	$32,528	$30,761		$35,189	$21,988

(1) Includes community and neighborhood shopping centers only.

(2) Excluded from Property revenues.

NOI and Same Property NOI are provided here as supplemental measures of operating performance.  Net Operating Income (“NOI”) is defined as Property revenues less Property operating expenses, excluding depreciation and amortization and interest expense.  Same Property NOI excludes the NOI of properties that have undergone or are undergoing redevelopment during the applicable periods, as well as properties acquired or disposed of during the periods presented.  The Company believes that NOI is helpful to investors as a measure of its operational performance because it excludes various items included in net income that do not relate to or are not indicative of its operating performance, such as depreciation and amortization and interest expense.  The Company believes that Same Property NOI is helpful to investors as a measure of its operational performance because it includes only the NOI of properties that have been owned for the full period presented, which eliminates disparities in net income due to the redevelopment, acquisition or disposition of properties during the particular period presented, and thus provides a more consistent metric for the comparison of the performance of the Company’s properties.  NOI and Same Property NOI should not, however, be considered as alternatives to net income (determined in accordance with GAAP) as an indicator of the Company’s financial performance.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-K for the year ended December 31, 2003 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended December 31, 2003

Top Ten Tenants

	Tenant	Number of Leases	GLA	GLA as a Percentage of Total Portfolio GLA	ABR	ABR as a Percentage of Total Portfolio ABR
1	The Kroger Co. (1)	45	2,332,538	4.5%	$14,958,709	4.1%
2	Wal-Mart Stores (2)	29	3,229,798	6.2%	13,469,284	3.7%
3	Kmart Corporation	29	2,659,362	5.1%	10,617,645	2.9%
4	Ahold USA (3)	20	1,058,653	2.0%	8,226,279	2.3%
5	The TJX Companies (4)	28	925,672	1.8%	6,213,091	1.7%
6	Winn-Dixie Stores (5)	18	824,357	1.6%	5,142,757	1.4%
7	Delhaize America (6)	24	786,681	1.5%	4,961,452	1.4%
8	J.C. Penney Company (7)	40	749,669	1.4%	4,722,319	1.3%
9	Publix Super Markets	14	679,793	1.3%	4,454,611	1.2%
10	Big Lots, Inc.	36	992,883	1.9%	3,737,906	1.0%
		283	14,239,406	27.5%	$76,504,053	21.0%

(1) Includes King Soopers, Kroger, Ralphs and Smith’s.

(2) Includes SAM’S CLUBS, Supercenters and Wal-Mart stores.

(3) Includes BI-LO, Food Max, Giant, Martin’s, Stop & Shop and Tops Market.

(4) Includes A.J. Wright, HomeGoods, Marshalls and T.J. Maxx.

(5) Includes Save Rite Grocery Warehouse and Winn-Dixie.

(6) Includes Food Lion, Harveys and Kash n’ Karry.

(7) Includes Eckerd and JCPenney.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-K for the year ended December 31, 2003 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended December 31, 2003

New Lease Summary

NEW LEASE SUMMARY

	Number	GLA	Total New ABR	Tenant Improvements Committed	Leasing Commissions
1Q 2003	118	417,346	$4,133,819	$2,453,542	$336,287
psf			9.91	5.88	0.81
2Q 2003	167	973,688	7,459,767	4,454,548	1,197,690
psf			7.66	4.57	1.23
3Q 2003	174	962,321	7,893,858	2,610,519	444,721
psf			8.20	2.71	0.46
4Q 2003	154	967,110	7,748,757	4,588,855	729,585
psf			8.01	4.74	0.75
2003 Total	613	3,320,465	$27,236,201	$14,107,464	$2,708,283
psf			8.20	4.25	0.82

RENEWAL LEASE SUMMARY

			Total Former	Total New	Increase/(Decrease)
	Number	GLA	ABR	ABR	Total Dollar	Percent
1Q 2003	200	864,333	$7,456,691	$8,074,431	$617,740	8.3%
psf			8.63	9.34	0.71
2Q 2003	236	889,389	7,690,305	8,037,784	347,479	4.5%
psf			8.65	9.04	0.39
3Q 2003	227	945,843	7,866,514	8,413,891	547,377	7.0%
psf			8.32	8.90	0.58
4Q 2003	181	838,322	7,693,301	8,327,394	634,093	8.2%
psf			9.18	9.93	0.76
2003 Total	844	3,537,887	$30,706,811	$32,853,500	$2,146,689	7.0%
psf			8.68	9.29	0.61

Renewal leases include expiring leases renewed with the same tenant and the exercise of options.  All other leases are categorized as new.

Data includes all leases in force at December 31, 2003, September 30, 2003, June 30, 2003 and March 31, 2003, including those that are fully executed, but not yet open.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-K for the year ended December 31, 2003 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended December 31, 2003

Lease Expiration Schedule

	Number of Leases Expiring	Leased GLA	Percent of GLA	ABR Per Foot	Percent of Total ABR
2004	1317	4,838,445	10.44%	$8.81	11.69%
2005	1064	5,149,089	11.11%	8.08	11.41%
2006	1066	5,163,885	11.14%	8.54	12.08%
2007	793	4,578,976	9.88%	8.62	10.82%
2008	704	4,344,678	9.37%	8.33	9.92%
2009	282	3,337,639	7.20%	7.14	6.53%
2010	168	2,876,946	6.21%	7.01	5.53%
2011	128	2,213,747	4.78%	7.75	4.70%
2012	115	1,261,668	2.72%	8.81	3.05%
2013	125	2,246,202	4.85%	7.33	4.51%
2014+	268	10,337,469	22.30%	6.97	19.76%
	6,030	46,348,744	100.0%	$7.87	100.0%

Does not assume exercise of renewal options or base rent escalations over lease term.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-K for the year ended December 31, 2003 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.
Supplemental Disclosure - Quarter Ended December 31, 2003
Property Portfolio

	Property Name	City	State	Year Built (1)	Date Acquired	GLA	Percent Leased (2)
Stabilized Properties
	Community and Neighborhood Shopping Centers
1	Cloverdale Village	Florence	AL	1986	10/27/94	59,407	100%
2	Riverview Plaza	Gadsden	AL	1990	10/12/95	147,621	100%
3	Grants Mill Station	Irondale	AL	1991	07/01/98	226,837	67%
4	Payton Park	Sylacauga	AL	1995	07/01/98	231,820	100%
5	Conway Towne Center	Conway	AR	1986	12/12/02	177,149	93%
6	Glendale Galleria	Glendale	AZ	1991	08/01/97	119,461	96%
7	Kmart Plaza	Mesa	AZ	1985	12/28/90	182,933	97%
8	Southern Village Mesa	Mesa	AZ	1987	08/01/97	84,054	97%
9	Sun Valley Plaza	Mesa	AZ	1981	05/31/94	107,405	42%
10	Metro Marketplace	Phoenix	AZ	2001	06/21/91	251,175	79%
11	Northmall Centre	Tucson	AZ	1996	12/31/96	168,585	100%
12	Bakersfield Plaza	Bakersfield	CA	1990	06/20/97	213,164	87%
13	Sony/Kinko	Burbank	CA	1988	05/01/89	14,176	100%
14	Carmen Plaza	Camarillo	CA	2000	06/20/97	129,264	100%
15	Cudahy Plaza	Cudahy	CA	1994	06/20/97	138,430	100%
16	Arbor Faire	Fresno	CA	1993	04/09/97	199,986	90%
17	Broadway Faire	Fresno	CA	1995	04/09/97	60,383	78%
18	Briggsmore Plaza	Modesto	CA	1998	06/20/97	98,945	91%
19	Montebello Plaza	Montebello	CA	1996	06/20/97	288,290	97%
20	Paradise Plaza	Paradise	CA	1997	06/20/97	198,484	100%
21	Rose Pavilion	Pleasanton	CA	1994	02/27/98	292,848	90%
22	San Dimas Plaza	San Dimas	CA	1986	10/07/97	119,161	100%
23	Bristol Plaza	Santa Ana	CA	2003	06/20/97	111,403	97%
24	Vail Ranch Center	Temecula	CA	2003	02/25/03	204,204	92%
25	Arvada Plaza	Arvada	CO	1994	12/12/02	98,272	100%
26	Aurora Plaza	Aurora	CO	1996	12/12/02	157,786	100%
27	Westminster City Center	Westminster	CO	1996	12/16/97	341,600	100%
28	Brooksville Square	Brooksville	FL	1987	03/28/94	191,202	50%
29	Coconut Creek	Coconut Creek	FL	2002	03/01/02	264,846	79%
30	Northgate S.C.	DeLand	FL	1993	06/30/93	186,396	100%
31	Morse Shores	Ft. Myers	FL	2001	03/01/02	169,545	98%
32	Holly Hill Shopping Center	Holly Hill	FL	1998	12/12/02	116,096	91%
33	Normandy Square	Jacksonville	FL	1996	12/12/02	87,240	100%
34	Regency Park	Jacksonville	FL	2003	06/16/97	333,948	80%
35	Plaza 66	Kenneth City	FL	1995	12/12/02	95,320	98%
36	Eastgate S.C.	Lake Wales	FL	1994	05/20/94	102,161	7%
37	Leesburg Square	Leesburg	FL	1986	12/23/92	91,682	92%
38	Miami Gardens	Miami	FL	1996	10/06/97	244,719	100%
39	Freedom Square	Naples	FL	1995	10/06/97	211,839	100%
40	Southgate	New Port Richey	FL	1992	08/27/97	262,911	97%
41	Presidential Plaza	North Lauderdale	FL	1995	04/18/97	88,306	94%
42	Colonial Marketplace	Orlando	FL	1999	04/01/98	136,023	41%
43	Silver Hills	Orlando	FL	1985	03/01/02	108,811	99%
44	23rd Street Station	Panama City	FL	1995	07/01/98	98,827	95%
45	Panama City Square	Panama City	FL	1992	06/25/03	289,119	94%
46	Pensacola Square	Pensacola	FL	1995	12/12/02	134,806	93%
47	Riverwood	Port Orange	FL	1996	09/05/97	93,506	95%
48	Seminole Plaza	Seminole	FL	1995	06/11/98	146,720	97%
49	Eagles Park	St. Petersburg	FL	1986	03/01/02	124,971	80%
50	Rutland Plaza	St. Petersburg	FL	2002	11/01/96	149,562	99%
51	Skyway Plaza	St. Petersburg	FL	2002	12/12/02	110,799	89%
52	Downtown Publix	Stuart	FL	2000	03/01/02	153,196	87%

	Property Name	ABR	Anchor Tenant (3)	Anchor Tenant Not Owned (3)
Stabilized Properties
	Community and Neighborhood Shopping Centers
1	Cloverdale Village	$380,318	Big B Drugs,Winn-Dixie
2	Riverview Plaza	967,840	Wal-Mart
3	Grants Mill Station	934,825	Wal-Mart
4	Payton Park	1,422,619	Wal-Mart
5	Conway Towne Center	1,169,887	JC Penney	Office Depot
6	Glendale Galleria	1,179,259	Food City, Osco Drugs
7	Kmart Plaza	741,474	Kmart, Roomstores of Phoenix
8	Southern Village Mesa	666,587	Food City
9	Sun Valley Plaza	303,818	Family Dollar
10	Metro Marketplace	2,139,226	Office Max, Toys R Us
11	Northmall Centre	1,439,416	CompUSA, Cost Plus, JC Penney Home Store, Stein Mart
12	Bakersfield Plaza	1,833,366	Circuit City, Longs Drugs	Mervyn’s
13	Sony/Kinko	404,364	—
14	Carmen Plaza	1,444,518	24 Hour Fitness Sport, Michael’s, Sav-on Drug	Big Lots, Trader Joe’s
15	Cudahy Plaza	692,640	Big Lots, Kmart
16	Arbor Faire	1,828,407	Home Depot, PETsMART, Smart & Final	Mervyn’s
17	Broadway Faire	848,417	United Artists
18	Briggsmore Plaza	729,981	Big Lots, Grocery Outlet	Fitness Choice
19	Montebello Plaza	2,838,169	99c Only, Circuit City, Max Foods, Office Depot, Sav-On Drugs
20	Paradise Plaza	809,534	Albertsons, Kmart, Rite Aid
21	Rose Pavilion	4,386,905	Levitz Furniture, Macy’s Home Store	Long’s Drugs
22	San Dimas Plaza	1,814,067	T.J. Maxx	Ralph’s, Rite Aid
23	Bristol Plaza	1,640,205	Big Lots, PETCO, Rite Aid, Trader Joe’s	Michaels
24	Vail Ranch Center	2,100,587	Stater Bros., Stein Mart
25	Arvada Plaza	474,117	Arc Thrift Store, King Soopers
26	Aurora Plaza	916,619	Big Lots, King Soopers, Latino Cinema
27	Westminster City Center	4,472,981	Babies R Us, Barnes & Noble, Circuit City, CompUSA, Golfsmith, Gordmans
28	Brooksville Square	810,233	Publix, Walgreens
29	Coconut Creek	2,498,738	Big Lots, Publix
30	Northgate S.C.	1,297,257	Kmart, Publix
31	Morse Shores	1,078,002	Bealls Outlet, Big Lots, Dollar General, Publix
32	Holly Hill Shopping Center	834,913	Family Dollar, Winn-Dixie
33	Normandy Square	600,475	Eckerd, Family Dollar, Winn-Dixie
34	Regency Park	2,312,262	Babies R Us, Marshalls, Rhodes Furniture
35	Plaza 66	705,226	Kash n’ Karry
36	Eastgate S.C.	62,220	—	Winn-Dixie
37	Leesburg Square	701,542	International Super Buffet
38	Miami Gardens	2,332,100	Kmart, Ross, Winn-Dixie
39	Freedom Square	1,749,033	Kmart, Publix
40	Southgate	859,902	Big Lots, Publix
41	Presidential Plaza	657,791	Winn-Dixie
42	Colonial Marketplace	474,744	Office Max	Target
43	Silver Hills	489,858	AutoZone, Buddy’s Home, Winn-Dixie
44	23rd Street Station	969,135	Publix
45	Panama City Square	1,704,453	Goody’s, Michaels, The Sports Authority, T.J. Maxx, Wal-Mart
46	Pensacola Square	1,151,801	Circuit City, Ethan Allen, Office Max	Books-A-Million, Hobby Lobby
47	Riverwood	490,791	Walgreens, Winn-Dixie
48	Seminole Plaza	853,216	Burlington Coat Factory, T.J. Maxx
49	Eagles Park	879,234	Publix
50	Rutland Plaza	1,135,111	Big Lots, Winn-Dixie
51	Skyway Plaza	733,872	Dollar Tree, Kash n’ Karry, Walgreens
52	Downtown Publix	1,204,260	Publix, Schumacher Music

	Property Name	City	State	Year Built (1)	Date Acquired	GLA	Percent Leased (2)
53	Tarpon Mall	Tarpon Springs	FL	2003	12/12/02	127,965	71%
54	Albany Plaza	Albany	GA	1995	05/12/94	114,169	97%
55	Southgate Plaza	Albany	GA	1969	07/11/90	59,816	100%
56	Perlis Plaza	Americus	GA	1972	07/11/90	165,315	93%
57	Northeast Plaza	Atlanta	GA	1994	12/12/02	431,082	89%
58	North Leg Plaza	Augusta	GA	1997	12/12/02	118,580	100%
59	Sweetwater Village	Austell	GA	1985	10/27/94	66,197	98%
60	Cedar Plaza	Cedartown	GA	1994	10/27/94	83,300	100%
61	Covered Bridge	Clayton	GA	2001	12/12/02	61,375	100%
62	Cordele Square	Cordele	GA	2002	07/11/90	128,927	95%
63	Southgate Plaza	Cordele	GA	1969	07/11/90	39,262	51%
64	Habersham Crossing	Cornelia	GA	1990	03/01/96	161,278	100%
65	Habersham Village	Cornelia	GA	1985	05/06/92	147,182	99%
66	Covington Gallery	Covington	GA	1991	12/30/93	174,857	100%
67	Northside Plaza	Dalton	GA	2001	10/11/95	73,931	99%
68	Midway Village	Douglasville	GA	1989	05/01/97	73,028	91%
69	Marshalls at Eastlake	Marietta	GA	1982	10/26/98	55,193	100%
70	Pavilions at Eastlake	Marietta	GA	1996	03/01/99	159,088	95%
71	Village at Southlake	Morrow	GA	1983	04/13/98	53,384	98%
72	Merchants Crossing	Newnan	GA	1988	12/12/02	174,059	52%
73	Creekwood Shopping Center	Rex	GA	1990	05/01/97	69,778	100%
74	Shops of Riverdale	Riverdale	GA	1995	02/15/96	16,808	69%
75	Eisenhower Square	Savannah	GA	1997	07/16/97	125,120	93%
76	Victory Square	Savannah	GA	1998	07/02/92	168,514	78%
77	University Commons	Statesboro	GA	1994	07/24/96	59,814	100%
78	Tift-Town	Tifton	GA	1965	07/11/90	58,818	87%
79	Westgate	Tifton	GA	1980	07/11/90	16,307	100%
80	Haymarket Mall	Des Moines	IA	2002	05/12/95	240,372	99%
81	Haymarket Square	Des Moines	IA	2002	05/12/95	266,803	95%
82	Festival Center	Bradley	IL	2000	12/12/02	63,796	23%
83	Southfield Plaza	Bridgeview	IL	2000	12/03/96	198,331	91%
84	Pershing Plaza	Decatur	IL	1986	12/12/02	90,109	100%
85	Freeport Plaza	Freeport	IL	2000	12/12/02	87,846	100%
86	Westridge Court	Naperville	IL	2002	07/18/97	454,183	88%
87	Olympia Corners	Olympia Fields	IL	1988	12/12/02	113,070	89%
88	Elkhart Plaza West	Elkhart	IN	1997	12/12/02	81,651	100%
89	Elkhart Market Centre	Goshen	IN	1994	12/12/02	349,115	99%
90	Marwood Plaza	Indianapolis	IN	1992	12/12/02	107,080	100%
91	Westlane Shopping Center	Indianapolis	IN	1982	12/12/02	71,490	100%
92	Jasper Manor	Jasper	IN	1990	02/18/92	194,120	76%
93	Valley View Plaza	Marion	IN	1997	03/28/94	29,974	85%
94	Town Fair	Princeton	IN	1991	02/09/93	113,939	100%
95	Knox Plaza	Vincennes	IN	1989	12/12/02	72,914	95%
96	Wabash Crossing	Wabash	IN	1988	12/16/93	166,992	41%
97	Green River Plaza	Campbellsville	KY	1989	03/08/96	190,316	94%
98	Kmart Plaza	Elizabethtown	KY	1992	02/04/93	130,466	100%
99	Florence Plaza	Florence	KY	1985	12/12/02	170,404	99%
100	Highland Commons	Glasgow	KY	1992	03/31/93	130,466	100%
101	Mist Lake Plaza	Lexington	KY	1993	07/01/98	217,292	99%
102	London Marketplace	London	KY	1994	03/17/94	169,032	100%
103	Eastgate Shopping Center	Louisville	KY	2002	11/10/93	162,041	95%
104	Picadilly Square	Louisville	KY	1973	04/25/89	96,370	84%
105	Towne Square North	Owensboro	KY	1988	12/12/02	163,248	95%
106	Lexington Road Plaza	Versailles	KY	1994	04/28/94	182,578	100%
107	Karam Shopping Center	Lafayette	LA	1998	12/12/02	100,238	100%

	Property Name	ABR	Anchor Tenant (3)	Anchor Tenant Not Owned (3)
53	Tarpon Mall	867,542	Publix
54	Albany Plaza	630,504	Big Lots, Food Lion
55	Southgate Plaza	380,070	Bargain Town, Cititrends, OK Beauty Supply, Save-A-Lot
56	Perlis Plaza	940,678	Belk’s, Harveys
57	Northeast Plaza	2,864,494	Furniture Plus, Publix
58	North Leg Plaza	610,381	Bealls Outlet, Big Lots, Food Lion
59	Sweetwater Village	448,388	CVS, Save Rite Grocery Warehouse
60	Cedar Plaza	577,169	Badcock Furniture, Kroger
61	Covered Bridge	415,024	BI-LO, Family Dollar
62	Cordele Square	611,459	Belk’s, Goody’s, Harvey Foods
63	Southgate Plaza	69,113	Fred’s Dollar Store
64	Habersham Crossing	823,222	B.C. Moore, Wal-Mart
65	Habersham Village	759,498	Kmart, Winn-Dixie
66	Covington Gallery	1,066,600	Ingles, Kmart
67	Northside Plaza	537,057	BI-LO, Family Dollar
68	Midway Village	496,432	Save Rite Grocery Warehouse
69	Marshalls at Eastlake	409,982	Marshalls
70	Pavilions at Eastlake	1,683,759	Ace Hardware, Kroger
71	Village at Southlake	462,414	Family Dollar, Marshalls
72	Merchants Crossing	684,594	Hastings, Kroger
73	Creekwood Shopping Center	591,634	Save Rite Grocery Warehouse
74	Shops of Riverdale	131,080	—	Wal-Mart
75	Eisenhower Square	844,151	Eisenhower Cinema, Food Lion
76	Victory Square	1,051,992	Food Lion, Scotty’s
77	University Commons	544,049	—
78	Tift-Town	225,204	Bealls Outlet, CVS, Family Dollar, Salvation Army
79	Westgate	142,100	—
80	Haymarket Mall	1,216,866	Burlington Coat Factory, Hobby Lobby
81	Haymarket Square	1,545,727	Big Lots, Dahl’s Foods, Nova Cinema, Office Depot
82	Festival Center	283,127	Dollar General
83	Southfield Plaza	1,787,760	Dominick’s Foods, Hobby Lobby
84	Pershing Plaza	388,370	Big Lots, Hobby Lobby
85	Freeport Plaza	489,047	Cub Foods, Stone’s Hallmark
86	Westridge Court	4,994,087	Borders, CompUSA, Cub Foods, Linens ‘N Things, Marshalls, Nova 8 Theatre
87	Olympia Corners	858,638	Jewel-Osco
88	Elkhart Plaza West	658,157	CVS, Martin’s Super Market
89	Elkhart Market Centre	1,877,274	Sam’s Wholesale Club, Wal-Mart
90	Marwood Plaza	755,196	CVS, Fashion Bug Plus, Kroger
91	Westlane Shopping Center	406,149	Family Dollar, Lo Bill Foods, Murray’s
92	Jasper Manor	707,918	Holiday Foods, JC Penney, Kmart
93	Valley View Plaza	209,765	—	Wal-Mart
94	Town Fair	488,089	Goody’s, Kmart
95	Knox Plaza	317,223	Buehler Foods	Big Lots
96	Wabash Crossing	461,895	—
97	Green River Plaza	929,690	Goody’s, JC Penney, Kroger
98	Kmart Plaza	819,053	Kmart, Staples
99	Florence Plaza	1,230,279	99 Center, Dick’s Sporting Goods, Rhodes Furniture	Toys R Us
100	Highland Commons	760,489	Food Lion, Kmart
101	Mist Lake Plaza	1,598,289	Wal-Mart
102	London Marketplace	972,702	Goody’s, Kmart, Kroger
103	Eastgate Shopping Center	1,309,468	Kincaid Home Furnishings, Kroger
104	Picadilly Square	327,204	Big Lots, Royal Garden Buffet
105	Towne Square North	883,366	Books-A-Million, Hobby Lobby, Office Depot
106	Lexington Road Plaza	1,257,584	Kmart, Kroger
107	Karam Shopping Center	345,574	Conn’s Appliance, Super 1 Foods

	Property Name	City	State	Year Built (1)	Date Acquired	GLA	Percent Leased (2)
108	Desiard Plaza	Monroe	LA	1995	12/12/02	65,439	88%
109	Iberia Plaza	New Iberia	LA	1992	03/01/02	132,107	98%
110	Lagniappe Village	New Iberia	LA	1990	07/01/98	220,225	95%
111	The Pines	Pineville	LA	1991	03/01/02	179,039	100%
112	Points West	Brockton	MA	1984	12/12/02	144,042	100%
113	Holyoke Shopping Center	Holyoke	MA	2000	12/12/02	204,875	100%
114	Liberty Plaza	Randallstown	MD	1983	05/12/95	215,574	87%
115	Rising Sun Towne Centre	Rising Sun	MD	1998	06/04/99	63,314	98%
116	Maple Village	Ann Arbor	MI	2000	10/14/94	288,046	100%
117	Grand Crossing	Brighton	MI	1994	01/03/03	77,956	100%
118	Farmington Crossroads	Farmington	MI	1986	12/11/95	84,310	100%
119	Silver Lake	Fenton	MI	1996	01/03/03	77,302	100%
120	Fremont	Fremont	MI	1995	01/03/03	40,800	100%
121	Cascade East	Grand Rapids	MI	1983	01/03/03	99,542	100%
122	Kentwood	Kentwood	MI	1987	01/03/03	78,007	100%
123	Delta Center	Lansing	MI	2003	12/12/95	186,246	100%
124	Hampton Village Centre	Rochester Hills	MI	1990	12/12/95	460,353	99%
125	Green Acres	Saginaw	MI	1995	12/12/02	271,506	91%
126	Hall Road Crossing	Shelby Township	MI	1999	12/12/95	175,763	98%
127	Southfield Shopping Center	Southfield	MI	2002	02/12/98	106,948	95%
128	18 & Ryan	Sterling Heights	MI	1997	01/03/03	98,728	100%
129	Delco Plaza	Sterling Heights	MI	1996	11/14/96	154,853	100%
130	Harvest Place	Stevensville	MI	1994	01/03/03	61,965	98%
131	Westland Crossing	Westland	MI	1999	11/16/99	141,738	88%
132	Roundtree Place	Ypsilanti	MI	1992	07/01/98	195,413	100%
133	Washtenaw Fountain Plaza	Ypsilanti	MI	1989	10/05/92	135,790	91%
134	University IV	Spring Lake Park	MN	1988	12/12/02	55,715	100%
135	Jacksonian Plaza	Jackson	MS	1990	03/01/02	87,721	100%
136	Stanly County Plaza	Albermarle	NC	1988	03/28/94	63,637	100%
137	Village Marketplace	Asheboro	NC	1991	04/13/95	87,869	83%
138	Macon Plaza	Franklin	NC	2001	12/12/02	92,967	91%
139	Foothills Market	Jonesville	NC	1996	06/05/95	49,630	78%
140	Chapel Square	Kannapolis	NC	1992	12/01/94	45,450	88%
141	Kinston Pointe	Kinston	NC	2001	07/05/95	250,580	96%
142	Roxboro Square	Roxboro	NC	1989	06/05/95	98,980	92%
143	Siler Crossing	Siler City	NC	1988	06/05/95	132,639	93%
144	Crossroads Center	Statesville	NC	1997	02/27/96	340,190	99%
145	Thomasville Crossing	Thomasville	NC	1996	04/18/97	78,509	95%
146	Anson Station	Wadesboro	NC	1988	08/23/95	132,353	93%
147	Roanoke Landing	Williamston	NC	1991	01/02/96	156,561	100%
148	Parkway Plaza	Winston-Salem	NC	1990	12/12/02	286,405	96%
149	Stratford Commons	Winston-Salem	NC	1995	12/30/96	72,308	100%
150	Laurel Square	Brick	NJ	2003	07/13/92	246,235	97%
151	Hamilton Plaza-Kmart Plaza	Hamilton	NJ	1972	05/12/94	149,060	100%
152	Bennetts Mills Plaza	Jackson	NJ	2002	09/01/94	127,230	99%
153	Middletown Plaza	Middletown	NJ	2002	01/01/75	198,068	85%
154	Tinton Falls Plaza	Tinton Falls	NJ	1998	01/30/98	100,582	92%
155	Dover Park Plaza	Yardville	NJ	2002	01/28/00	59,642	69%
156	Socorro	Socorro	NM	2001	03/01/02	48,000	100%
157	Renaissance Center East	Las Vegas	NV	1981	10/17/96	142,370	87%
158	Kietzke Center	Reno	NV	1986	06/20/97	167,296	87%
159	University Mall	Canton	NY	1967	01/01/76	77,472	100%
160	Cortlandville	Cortland	NY	2003	08/04/87	100,300	60%
161	Kmart Plaza	De Witt	NY	1970	08/03/93	115,500	100%
162	D & F Plaza	Dunkirk	NY	1967	01/01/86	190,217	92%

	Property Name	ABR	Anchor Tenant (3)	Anchor Tenant Not Owned (3)
108	Desiard Plaza	297,452	Brookshire’s, Family Dollar
109	Iberia Plaza	639,552	Stage, Super 1 Foods
110	Lagniappe Village	1,009,436	Big Lots
111	The Pines	864,387	Kmart, Super 1 Foods
112	Points West	865,288	HomeGoods, Ocean State Job Lot
113	Holyoke Shopping Center	1,236,517	Stop & Shop
114	Liberty Plaza	1,378,347	Marshalls
115	Rising Sun Towne Centre	591,940	Family Dollar, Martin’s
116	Maple Village	1,631,535	Dunham’s, Kmart
117	Grand Crossing	719,400	ACO Hardware, VG’S Food
118	Farmington Crossroads	683,108	Farmer Jack
119	Silver Lake	1,013,495	Glik’s, VG’S Food
120	Fremont	227,371	D&W Food Center
121	Cascade East	826,603	D&W Food Center, Powerhouse Gym
122	Kentwood	566,321	D&W Food Center, Spartan Stores, Video Master
123	Delta Center	1,935,563	Bed,Bath and Beyond, Farmer Jack, Pet Food Warehouse, T.J. Maxx
124	Hampton Village Centre	4,699,279	Farmer Jack, Kohl’s, Star Theatre, T.J. Maxx	Target
125	Green Acres	1,560,865	A.J. Wright, Big Lots, Farmer Jack
126	Hall Road Crossing	1,899,160	Gander Mountain, Michaels, Old Navy, TJ Maxx
127	Southfield Shopping Center	962,449	Dollar Castle, Farmer Jack	Burlington Coats, F&M, Marshalls
128	18 & Ryan	1,324,950	CVS, Sears Hardware, VG’S Food
129	Delco Plaza	766,536	Babies R Us, Bed, Bath & Beyond, Dunham’s
130	Harvest Place	504,410	Martin’s Supermarket
131	Westland Crossing	1,230,352	Grand Prix of America, Michaels	Toys R Us
132	Roundtree Place	1,230,824	Busch Grocery, Wal-Mart
133	Washtenaw Fountain Plaza	540,635	Dollar Tree, Dunhams, Sav-A-Lot
134	University IV	478,011	Northwest Bookstore, Paper Warehouse, The Gym
135	Jacksonian Plaza	351,136	Books-A-Million, Georgia Carpet Outlet, Office Depot
136	Stanly County Plaza	471,329	Ingles	Wal-Mart
137	Village Marketplace	542,480	Big Lots
138	Macon Plaza	366,214	BI-LO, Peebles
139	Foothills Market	212,912	Food Lion
140	Chapel Square	312,280	CVS, Food Lion	Wal-Mart
141	Kinston Pointe	691,968	Dollar Tree, Wal-Mart
142	Roxboro Square	543,116	—
143	Siler Crossing	665,319	Belk-Yates, Variety Flea Mall
144	Crossroads Center	2,046,307	Wal-Mart
145	Thomasville Crossing	643,333	Eckerds, Lowe’s Food
146	Anson Station	700,393	B.C. Moore, Food Lion, Wal-Mart
147	Roanoke Landing	1,032,046	Wal-Mart, Winn-Dixie	Belk’s
148	Parkway Plaza	2,418,787	Comfort Home Furniture, Lowes Foods, Office Depot
149	Stratford Commons	927,628	Michaels, Natural Health Superstore, Office Max
150	Laurel Square	1,709,345	Kmart, Pathmark
151	Hamilton Plaza-Kmart Plaza	808,486	Kmart
152	Bennetts Mills Plaza	1,196,335	Countyline Hardware, Stop & Shop
153	Middletown Plaza	2,515,035	ShopRite
154	Tinton Falls Plaza	916,425	Burlington Coat Factory, Lifestyle Fitness	A&P
155	Dover Park Plaza	513,138	CVS
156	Socorro	418,000	Smith’s Food
157	Renaissance Center East	1,099,885	Albertsons
158	Kietzke Center	1,070,308	Ric’s Furniture, Winans Furniture
159	University Mall	308,723	Rexford’s Hardware, Wisebuys
160	Cortlandville	182,430	Big Lots, Country Max, Kinney Drugs
161	Kmart Plaza	596,895	Kmart, Office Max
162	D & F Plaza	948,547	Big Lots, Quality Markets

	Property Name	City	State	Year Built (1)	Date Acquired	GLA	Percent Leased (2)
163	Elmira Plaza	Elmira	NY	2001	02/13/89	50,803	89%
164	Genesee Valley Shopping Center	Geneseo	NY	1993	07/01/98	204,609	100%
165	Pyramid Mall	Geneva	NY	1990	08/03/93	239,500	57%
166	McKinley Plaza	Hamburg	NY	1991	06/14/92	93,211	100%
167	Hornell Plaza	Hornell	NY	1995	07/31/98	253,703	98%
168	Cayuga Mall	Ithaca	NY	1969	05/12/89	205,426	98%
169	Shops at Seneca Mall	Liverpool	NY	1989	08/03/93	237,202	83%
170	Transit Road Plaza	Lockport	NY	1971	08/03/93	138,119	37%
171	Wallkill Plaza	Middletown	NY	2003	12/12/95	203,234	98%
172	Monroe ShopRite Plaza	Monroe	NY	1985	08/01/97	122,394	99%
173	Westgate Plaza	Oneonta	NY	1967	01/20/84	71,952	9%
174	Oswego Plaza	Oswego	NY	1996	01/01/77	128,087	97%
175	Mohawk Acres	Rome	NY	1987	01/20/84	155,840	87%
176	Price Chopper Plaza	Rome	NY	1988	08/03/93	78,400	80%
177	Northland	Watertown	NY	1995	01/01/73	122,666	28%
178	Whitestown Plaza	Whitesboro	NY	1986	04/03/02	80,612	73%
179	Ashland Square	Ashland	OH	1991	10/06/93	163,168	100%
180	Harbor Plaza	Ashtabula	OH	2003	02/20/91	51,794	77%
181	Springbrook Plaza	Canton	OH	1989	12/12/02	174,353	98%
182	Delhi	Cincinnati	OH	2002	05/22/96	166,317	97%
183	Harpers Station	Cincinnati	OH	1994	09/11/03	240,681	97%
184	Hillcrest Square	Cincinnati	OH	1996	12/12/02	150,218	97%
185	Western Village	Cincinnati	OH	1960	05/04/94	138,526	95%
186	Crown Point	Columbus	OH	1998	07/23/98	147,427	96%
187	Greentree Shopping Center	Columbus	OH	1998	07/23/98	128,501	81%
188	Karl Plaza	Columbus	OH	1992	12/12/02	100,396	97%
189	South Towne Centre	Dayton	OH	1994	03/27/92	308,699	98%
190	Heritage Square	Dover	OH	1992	08/31/93	231,732	71%
191	The Vineyards	Eastlake	OH	1989	12/12/02	142,620	100%
192	Midway Crossing	Elyria	OH	1986	12/11/95	138,265	91%
193	Midway Market Square	Elyria	OH	2001	11/20/02	234,670	100%
194	Napoleon Center	Napoleon	OH	1991	12/12/02	60,795	100%
195	New Boston	New Boston	OH	2000	02/17/93	238,711	78%
196	Brice Park	Reynoldsburg	OH	1989	03/04/98	168,284	100%
197	Alexis Park	Toledo	OH	1988	12/12/02	258,942	65%
198	Glengary Shopping Center	Westerville	OH	1998	12/12/02	101,068	72%
199	Bristol Plaza	Bristol	PA	1989	12/12/02	145,356	99%
200	Dickson City Crossings	Dickson City	PA	1997	09/30/03	301,462	100%
201	Dillsburg Shopping Center	Dillsburg	PA	2002	10/16/96	146,193	100%
202	Market Street Square	Elizabethtown	PA	1993	10/06/97	169,481	100%
203	Johnstown Galleria Outparcel	Johnstown	PA	1993	07/31/97	61,968	100%
204	New Garden	Kennett Square	PA	2001	06/20/97	149,270	91%
205	Stone Mill Plaza	Lancaster	PA	1993	01/06/94	94,493	92%
206	Roosevelt Mall	Philadelphia	PA	1988	01/01/64	560,439	97%
207	Hampton Square	Southampton	PA	2002	12/29/98	62,933	100%
208	Shops at Prospect	West Hempfield	PA	1994	07/31/95	63,392	100%
209	Hunt River Commons	North Kingstown	RI	1989	12/12/02	148,258	91%
210	South Park	Aiken	SC	1991	12/12/02	55,580	55%
211	Circle Center	Hilton Head	SC	2000	03/24/94	65,313	94%
212	Palmetto Crossroads	Hilton Head	SC	2000	10/18/95	40,910	100%
213	Island Plaza	James Island	SC	2003	10/06/97	171,955	69%
214	Lexington Town Square	Lexington	SC	1995	12/12/02	75,763	97%
215	Festival Centre	North Charleston	SC	1987	12/12/02	321,058	93%
216	Remount Village	North Charleston	SC	1996	11/13/96	60,238	93%
217	Congress Crossing	Athens	TN	1990	11/10/88	172,305	100%

	Property Name	ABR	Anchor Tenant (3)	Anchor Tenant Not Owned (3)
163	Elmira Plaza	135,728	Big Lots, Dollar General
164	Genesee Valley Shopping Center	1,511,163	Wal-Mart, Wegmans
165	Pyramid Mall	1,050,539	Big Lots, Tops Market
166	McKinley Plaza	942,744	A.C. Moore, T.J. Maxx
167	Hornell Plaza	1,784,932	Wal-Mart, Wegmans
168	Cayuga Mall	1,138,859	Eckerd, P&C Foods, T.J. Maxx
169	Shops at Seneca Mall	1,121,771	Kmart
170	Transit Road Plaza	171,880	Save-A-Lot
171	Wallkill Plaza	1,502,443	ShopRite
172	Monroe ShopRite Plaza	1,438,206	ShopRite, US Postal
173	Westgate Plaza	34,713	—
174	Oswego Plaza	612,369	Big Lots, JC Penney
175	Mohawk Acres	754,196	Applebees, P & C Supermarket
176	Price Chopper Plaza	394,930	Price Chopper
177	Northland	283,510	—
178	Whitestown Plaza	508,542	Fleet Bank, Third Price Sportswear, Victory Markets
179	Ashland Square	962,940	Wal-Mart
180	Harbor Plaza	245,580	Harbor Market
181	Springbrook Plaza	1,356,613	Circuit City, OfficeMax	Pat Catan’s Craft Centers
182	Delhi	1,470,933	Big Lots, Kroger
183	Harpers Station	2,159,536	Bova Furniture, Dillard’s, HomeGoods, Stein Mart, TJ Maxx
184	Hillcrest Square	576,762	Furniture & Mattress Dist. Center, Kroger
185	Western Village	578,300	Cash 4 Clothes, Furniture & Mattress Dist. Center
186	Crown Point	1,256,359	Kroger, Lombards
187	Greentree Shopping Center	948,276	Kroger
188	Karl Plaza	668,877	Staples, Super Seafood Buffet	Frank’s Nursery & Crafts
189	South Towne Centre	2,488,350	Borders, Burlington Coat Factory, Kmart, Value City Furniture
190	Heritage Square	861,456	Bag N Save Foods
191	The Vineyards	1,178,190	Goodwill, Tops Market	Wal-Mart
192	Midway Crossing	1,020,108	Dunham’s, Jo-Ann Fabrics, TJ Maxx	Toys R Us
193	Midway Market Square	2,692,104	Circuit City, Dick’s Sporting Goods, Giant Eagle, Sofa Express	Home Depot, Target
194	Napoleon Center	442,150	Chief Supermarket, Rite Aid
195	New Boston	1,144,119	Wal-Mart
196	Brice Park	1,769,492	Gregg Appliances, Michaels, Old Navy
197	Alexis Park	896,245	Value City
198	Glengary Shopping Center	597,455	Aldi
199	Bristol Plaza	1,355,411	Big Lots, Pathmark
200	Dickson City Crossings	2,756,571	Circuit City, Dick’s Sporting Goods, Home Depot, PETsMART, TJ Maxx
201	Dillsburg Shopping Center	1,521,445	Furniture & Mattress Dist. Center, Giant Food Stores
202	Market Street Square	1,403,789	Kmart, Weis Markets
203	Johnstown Galleria Outparcel	395,677	Chuck E. Cheese, Dunham’s, Staples	Toys R Us, Wal-Mart
204	New Garden	653,828	Acme Markets, Big Lots
205	Stone Mill Plaza	866,688	Giant Food Stores, Rent-To-Own
206	Roosevelt Mall	6,090,859	Strawbridge’s
207	Hampton Square	661,251	Eckerds, Fresh Grocer
208	Shops at Prospect	433,247	Hallmark, Redner’s Markets	Kmart
209	Hunt River Commons	1,180,989	Marshalls, Ocean State Job Lot, Stop & Shop
210	South Park	260,450	Fred’s, Goodwill Emporium
211	Circle Center	653,844	BI-LO
212	Palmetto Crossroads	327,136	Food Lion
213	Island Plaza	615,480	Food Lion
214	Lexington Town Square	382,247	Carolina Pet Supply, Eckerds, Food Lion, Musicans Supply
215	Festival Centre	1,533,201	Fred’s, Hamrick’s Apparel, Holiday Inn Worldwide, Home Décor Outlet, Piggly Wiggly
216	Remount Village	530,471	BI-LO
217	Congress Crossing	1,094,130	BI-LO, Kmart

	Property Name	City	State	Year Built (1)	Date Acquired	GLA	Percent Leased (2)
218	St. Elmo Central	Chattanooga	TN	1995	08/06/96	74,978	100%
219	Saddletree Village	Columbia	TN	1990	06/15/98	45,800	94%
220	West Towne Square	Elizabethton	TN	1998	06/09/98	99,224	86%
221	Greeneville Commons	Greeneville	TN	2002	03/10/92	228,618	98%
222	Hazel Path	Hendersonville	TN	1989	11/27/95	67,965	95%
223	Kimball Crossing	Kimball	TN	1997	11/27/95	280,476	100%
224	Chapman-Ford Crossing	Knoxville	TN	1990	12/30/92	185,604	95%
225	Farrar Place Shopping Center	Manchester	TN	1989	12/15/95	43,220	95%
226	Georgetown Square	Murfreesboro	TN	2003	09/29/93	104,117	96%
227	Apison Crossing	Ooltewah	TN	1997	07/29/97	79,048	98%
228	Madison Street Station	Shelbyville	TN	1999	10/11/95	56,766	96%
229	Commerce Central	Tullahoma	TN	1995	08/09/96	182,401	98%
230	Merchant’s Central	Winchester	TN	1997	12/09/97	208,123	98%
231	Palm Plaza	Aransas	TX	1979	03/01/02	52,100	83%
232	Bardin Place Center	Arlington	TX	1993	10/06/97	303,744	93%
233	Windsor Village	Austin	TX	1997	03/01/02	114,776	96%
234	Baytown Shopping Center	Baytown	TX	1987	03/01/02	95,921	91%
235	Cedar Bellaire	Bellaire	TX	1994	03/01/02	50,967	100%
236	El Camino	Bellaire	TX	1972	03/01/02	71,575	100%
237	Rice Bellaire	Bellaire	TX	2000	03/01/02	20,465	100%
238	Brenham Four Corners	Brenham	TX	1997	03/01/02	114,571	100%
239	Bryan Square	Bryan	TX	2001	03/01/02	55,115	100%
240	Townshire	Bryan	TX	2002	03/01/02	136,693	83%
241	Plantation Plaza	Clute	TX	1997	03/01/02	98,457	91%
242	Culpepper Plaza	College Station	TX	1996	03/01/02	206,398	90%
243	Rock Prairie Crossing	College Station	TX	2002	03/01/02	119,041	100%
244	Carmel Village	Corpus Christi	TX	1993	03/01/02	86,678	91%
245	Five Points	Corpus Christi	TX	1993	03/01/02	276,593	96%
246	Claremont Village	Dallas	TX	1976	03/01/02	66,980	100%
247	Jeff Davis	Dallas	TX	1975	03/01/02	69,563	100%
248	Stevens Park Village	Dallas	TX	1974	03/01/02	45,492	100%
249	Webb Royal	Dallas	TX	1992	03/01/02	108,627	98%
250	Westmoreland Heights	Dallas	TX	1952	03/01/02	108,033	93%
251	Wynnewood Village	Dallas	TX	1996	03/01/02	460,149	96%
252	Parktown	Deer Park	TX	1999	03/01/02	122,693	94%
253	Kenworthy Crossing	El Paso	TX	2003	03/01/02	70,969	89%
254	Friendswood Square	Friendswood	TX	1979	03/01/02	64,038	81%
255	Forest Hills	Ft. Worth	TX	1968	03/01/02	69,967	96%
256	Westcliff	Ft. Worth	TX	1999	03/01/02	133,705	86%
257	Village Plaza	Garland	TX	2002	03/01/02	89,241	100%
258	North Hills Village	Haltom City	TX	1998	03/01/02	43,299	69%
259	Highland Village Town Center	Highland Village	TX	1996	03/01/02	99,341	100%
260	Antoine Square	Houston	TX	1974	03/01/02	54,512	96%
261	Beltway South	Houston	TX	1998	03/01/02	107,174	99%
262	Braes Heights	Houston	TX	2003	03/01/02	100,264	79%
263	Braes Link	Houston	TX	1999	03/01/02	38,997	100%
264	Braes Oaks	Houston	TX	1992	03/01/02	46,720	96%
265	Braesgate	Houston	TX	1997	03/01/02	91,670	89%
266	Broadway	Houston	TX	1996	03/01/02	74,942	96%
267	Edgebrook Plaza	Houston	TX	1987	03/01/02	100,170	96%
268	Fondren	Houston	TX	1999	03/01/02	45,873	100%
269	Hearthstone Corners	Houston	TX	1998	03/01/02	208,147	100%
270	Huntington Village	Houston	TX	1987	03/01/02	112,287	95%
271	Inwood Forest	Houston	TX	1997	03/01/02	77,553	90%
272	Jester Village	Houston	TX	1988	03/01/02	64,442	95%

	Property Name	ABR	Anchor Tenant (3)	Anchor Tenant Not Owned (3)
218	St. Elmo Central	664,635	CVS, Winn-Dixie
219	Saddletree Village	296,732	Dollar General, Food Lion
220	West Towne Square	560,868	Dollar Tree, Stringer’s Restaurant, Winn-Dixie
221	Greeneville Commons	1,525,477	Kmart, Proffitt’s
222	Hazel Path	489,150	Food Lion	Wal-Mart
223	Kimball Crossing	1,783,327	Factory Direct Home Furnishing, Wal-Mart
224	Chapman-Ford Crossing	1,015,246	Goody’s, Wal-Mart
225	Farrar Place Shopping Center	336,357	Dollar General, Food Lion	The Crystal Company
226	Georgetown Square	851,519	Kroger
227	Apison Crossing	623,871	Dollar Tree, Winn-Dixie
228	Madison Street Station	367,913	BI-LO, Dollar Tree
229	Commerce Central	1,196,445	Wal-Mart
230	Merchant’s Central	1,173,223	Wal-Mart
231	Palm Plaza	236,916	Bealls (Stage), Family Dollar
232	Bardin Place Center	2,530,927	Hemispheres, Oshman’s	Hobby Lobby
233	Windsor Village	605,587	Bealls (Stage)
234	Baytown Shopping Center	859,147	—
235	Cedar Bellaire	460,550	H.E.B. Pantry Foods, ICI Paints
236	El Camino	383,281	Davis Food City, Family Dollar
237	Rice Bellaire	450,256	Walgreens
238	Brenham Four Corners	769,222	Eckerd, H.E.B. Pantry Foods, Palais Royal
239	Bryan Square	178,616	Kroger
240	Townshire	649,767	Albertsons, Tops Printing
241	Plantation Plaza	767,939	Kroger, Walgreens
242	Culpepper Plaza	1,505,996	Baskins
243	Rock Prairie Crossing	1,109,760	Eckerd, Kroger
244	Carmel Village	594,698	Bay Area Dialysis, Bealls (Stage), Tuesday Morning
245	Five Points	1,983,920	Bealls (Stage), Hobby Lobby, Melrose Fashion, Sutherland Lumber
246	Claremont Village	441,199	Family Dollar, Minyard’s
247	Jeff Davis	429,693	Blockbuster, Carnival, Family Dollar
248	Stevens Park Village	417,884	Minyard, O’Reilly’s Auto Parts
249	Webb Royal	742,587	Minyard, Nothing Over $1.00
250	Westmoreland Heights	583,576	Malone’s
251	Wynnewood Village	3,685,644	Fallas Paredes, Family Dollar, Kroger, Macfrugals, Rhoton’s Food for Less
252	Parktown	753,396	Burke’s Outlet, Gerland’s, Walgreens
253	Kenworthy Crossing	412,450	Albertsons
254	Friendswood Square	459,375	—
255	Forest Hills	295,824	Family Dollar, Fiesta, Hi Style Fashion
256	Westcliff	683,328	Amaximis Lending, Minyard’s
257	Village Plaza	839,112	Truong Nguyen Grocer
258	North Hills Village	189,264	Ace Hardware, Advantage Rental, Save-A-Lot
259	Highland Village Town Center	1,042,215	Kroger
260	Antoine Square	282,084	—
261	Beltway South	894,420	Kroger
262	Braes Heights	1,265,533	Eckerd
263	Braes Link	519,524	Walgreens
264	Braes Oaks	390,025	H.E.B. Pantry Foods
265	Braesgate	500,113	—
266	Broadway	438,651	Dollar General, The Worksource
267	Edgebrook Plaza	665,089	El Rodeo, Mr. 99 Cents, Office Depot, Value Village
268	Fondren	517,265	Eckerd, Fiesta Home Furniture
269	Hearthstone Corners	1,701,894	Big Lots, Kroger, Stein Mart
270	Huntington Village	808,382	Family Dollar, Foodtown, Twice Blessed
271	Inwood Forest	741,297	Randalls
272	Jester Village	514,577	H.E.B. Pantry Foods

	Property Name	City	State	Year Built (1)	Date Acquired	GLA	Percent Leased (2)
273	Jones Plaza	Houston	TX	2000	03/01/02	111,255	95%
274	Jones Square	Houston	TX	1999	03/01/02	169,003	96%
275	Lazybrook	Houston	TX	1988	03/01/02	10,745	81%
276	Long Point Square	Houston	TX	2002	03/01/02	74,329	100%
277	Merchants Park	Houston	TX	1997	03/01/02	241,742	99%
278	Mount Houston Square	Houston	TX	1996	03/01/02	173,819	75%
279	North 45 Plaza	Houston	TX	1975	03/01/02	132,239	83%
280	Northgate	Houston	TX	1972	03/01/02	43,244	100%
281	Northshore East	Houston	TX	2001	03/01/02	90,841	95%
282	Northshore West	Houston	TX	1997	03/01/02	144,982	94%
283	Northtown Plaza	Houston	TX	1990	03/01/02	192,009	100%
284	Northwood	Houston	TX	1972	03/01/02	140,148	91%
285	Orange Grove	Houston	TX	1999	03/01/02	177,612	37%
286	Pinemont	Houston	TX	1999	03/01/02	76,477	90%
287	Sharpstown Office Building	Houston	TX	1992	03/01/02	97,558	80%
288	Stella Link	Houston	TX	1998	03/01/02	99,727	83%
289	Tanglewilde	Houston	TX	1998	03/01/02	87,309	100%
290	Tidwell Place	Houston	TX	1991	03/01/02	41,630	100%
291	Westheimer Commons	Houston	TX	1995	03/01/02	251,029	90%
292	The Crossing at Fry Road	Katy	TX	1996	03/01/02	225,403	99%
293	Washington Square	Kaufman	TX	1978	03/01/02	65,050	78%
294	League City	League City	TX	1992	03/01/02	99,021	90%
295	Jefferson Park	Mount Pleasant	TX	2001	03/01/02	132,441	96%
296	Crossroads Center	Pasadena	TX	1997	03/01/02	138,943	96%
297	Parkview East	Pasadena	TX	2002	03/01/02	38,186	93%
298	Parkview West	Pasadena	TX	1991	03/01/02	39,939	82%
299	Spencer Square	Pasadena	TX	1998	03/01/02	194,512	97%
300	Pearland Plaza	Pearland	TX	1995	03/01/02	156,661	97%
301	Northshore Plaza	Portland	TX	2000	12/12/02	152,144	98%
302	Klein Square	Spring	TX	1999	03/01/02	80,857	90%
303	Keegan’s Meadow	Stafford	TX	1999	03/01/02	125,298	97%
304	Texas City Bay	Texas City	TX	1997	03/01/02	235,784	50%
305	Tomball Parkway Plaza	Tomball	TX	1990	03/01/02	133,629	98%
306	Village Center	Victoria	TX	1982	03/01/02	118,827	87%
307	Hanover Square	Mechanicsville	VA	1991	01/06/93	129,987	97%
308	Victorian Square	Midlothian	VA	1991	03/24/94	271,215	93%
309	Jefferson Green	Newport News	VA	1988	12/12/02	55,045	100%
310	VA-KY Regional S.C.	Norton	VA	1996	12/30/92	193,238	100%
311	Cross Pointe Marketplace	Richmond	VA	1987	12/12/02	73,788	80%
312	Tuckernuck Square	Richmond	VA	1994	12/12/02	86,010	100%
313	Hunting Hills	Roanoke	VA	1989	04/02/98	166,207	98%
314	Lakeside Plaza	Salem	VA	1989	04/15/99	82,033	100%
315	Lake Drive Plaza	Vinton	VA	2001	02/12/98	148,060	97%
316	Hilltop Plaza	Virginia Beach	VA	1998	12/12/02	152,025	97%
317	Ridgeview Centre	Wise	VA	1990	07/02/92	177,764	99%
318	Packard Plaza	Cudahy	WI	1992	12/12/02	117,827	93%
319	Northridge Plaza	Milwaukee	WI	1996	12/12/02	142,126	95%
320	Paradise Pavilion	West Bend	WI	2000	12/12/02	198,314	95%
321	Moundsville Plaza	Moundsville	WV	1994	12/27/88	176,446	83%
322	Grand Central Plaza	Parkersburg	WV	1986	06/08/88	74,017	93%
323	Kmart Plaza	Vienna	WV	1975	02/25/93	106,258	100%
324	Cheyenne Plaza	Cheyenne	WY	1995	12/12/02	160,150	96%
	TOTAL					45,060,621	92%

	Property Name	ABR	Anchor Tenant (3)	Anchor Tenant Not Owned (3)
273	Jones Plaza	1,081,730	24 Hour Fitness, Hancock Fabrics
274	Jones Square	1,073,928	Big Lots, Hobby Lobby
275	Lazybrook	97,728	—
276	Long Point Square	405,844	Family Dollar, Family Thrift, Hometown Warehouse
277	Merchants Park	2,056,469	Big Lots, Fallas Paredes, Family Thrift, Kroger, Merchants Bank
278	Mount Houston Square	836,720	Fallas Paredes
279	North 45 Plaza	708,703	Furr’s Cafeteria
280	Northgate	354,069	Blockbuster, Firestone, OfficeMax
281	Northshore East	1,197,411	Office Depot, River Oaks Imaging & Diagnostic
282	Northshore West	1,126,592	Conn Appliances, Factory 2-U, PETCO, Sellers Brothers
283	Northtown Plaza	1,563,091	Big Lots, Factory 2-U, Fallas Paredes
284	Northwood	900,780	Food City
285	Orange Grove	857,780	Office Max
286	Pinemont	826,319	Family Dollar, Houston Community College
287	Sharpstown Office Building	410,100	—
288	Stella Link	572,364	Conn’s Clearance, Davis Food City
289	Tanglewilde	839,127	Cavender’s Boot City, Firestone, Party City, Salon In The Park
290	Tidwell Place	399,660	Doctors Hospital, Family Dollar, Hometown Warehouse
291	Westheimer Commons	2,274,204	Kroger, Marshalls, Michaels
292	The Crossing at Fry Road	1,943,969	Hobby Lobby, Kroger, Palais Royal, Stein Mart
293	Washington Square	227,008	Bealls (Stage), Eckerd, Family Dollar
294	League City	486,688	Bealls (Stage), Family Dollar, H.E.B. Pantry Foods, Jo-Ann Fabrics
295	Jefferson Park	706,191	Bealls (Stage), Super 1 Foods
296	Crossroads Center	1,335,232	Kroger, Sears Hardware
297	Parkview East	308,188	Dollar General, Hancock Fabrics
298	Parkview West	315,471	Family Dollar
299	Spencer Square	2,182,067	Eckerd, Kroger, PETCO, Rockin Rodeo(Bushwacker’s)
300	Pearland Plaza	1,047,298	Kroger, Palais Royal, PETCO
301	Northshore Plaza	868,455	Bealls (Stage), H.E.B.	Kmart
302	Klein Square	624,156	Family Dollar, Foodtown
303	Keegan’s Meadow	1,148,009	Palais Royal, Randalls
304	Texas City Bay	901,715	Kroger
305	Tomball Parkway Plaza	955,008	King Dollar, Palais Royal	Hobby Lobby, TSE Tractor Supply
306	Village Center	351,979	Bealls (Stage), Dollar King, Fabric Warehouse, Megaworld, Victoria Office Equipment
307	Hanover Square	1,398,067	Ukrops Supermarket	Kohl’s
308	Victorian Square	1,498,063	Kmart, Kroger
309	Jefferson Green	656,687	Northern Handyman
310	VA-KY Regional S.C.	1,255,975	Goody’s, Ingles, Wal-Mart
311	Cross Pointe Marketplace	434,502	Food Lion
312	Tuckernuck Square	939,414	Babies R Us, Chuck E. Cheese
313	Hunting Hills	940,761	Wal-Mart
314	Lakeside Plaza	719,028	CVS, Kroger
315	Lake Drive Plaza	1,027,148	Big Lots, Goodwill, Kroger
316	Hilltop Plaza	1,128,114	Office Depot, The North Carolina Company
317	Ridgeview Centre	1,172,555	Food City, Kmart	Belk’s
318	Packard Plaza	576,703	Aldi, Dunham’s, Jo Ann Fabrics, Merchandise Outlet
319	Northridge Plaza	978,542	Big Lots, Circuit City
320	Paradise Pavilion	1,267,282	Hobby Lobby, Kohl’s	ShopKo
321	Moundsville Plaza	1,034,076	Big Lots, Kroger
322	Grand Central Plaza	612,761	Office Depot, T.J. Maxx
323	Kmart Plaza	569,432	Kmart
324	Cheyenne Plaza	1,021,917	Big Lots, Big R Ranch & Home	Econofoods, Hobby Lobby
	TOTAL	$317,624,387

	Property Name	City	State	Year Built (1)	Date Acquired	GLA	Percent Leased (2)
	Single Tenant Properties
1	Kroger	Muscle Shoals	AL	1982	08/10/93	10,069	100%
2	Kroger	Muscle Shoals	AL	1982	08/10/93	42,130	100%
3	Kroger	Scottsboro	AL	1982	08/10/93	42,130	100%
4	Mad Butcher	Pine Bluff	AR	1981	08/10/93	60,842	100%
5	Doverama at Rodney	Dover	DE	1959	01/01/69	30,000	100%
6	New Port Richey Center	New Port Richey	FL	1988	12/12/02	43,441	100%
7	Rite Aid	East Albany	GA	1982	08/10/93	10,069	100%
8	Kroger	East Albany	GA	1982	08/10/93	34,019	100%
9	Kmart	Atlantic	IA	1980	01/19/94	40,318	100%
10	Safeway	West Monroe	LA	1981	08/10/93	41,293	100%
11	Northern Automotive	Hastings	NE	1988	12/31/92	4,000	100%
12	Kroger	Clearfield	PA	1982	08/10/93	31,170	100%
13	Hardees	Hanover	PA	1971	07/31/97	3,800	100%
14	Yarbrough	El Paso	TX	1995	03/01/02	48,000	0%
15	Old Egypt	Magnolia	TX	2003	03/01/02	14,490	100%
16	Pizza Hut	Harrisonburg	VA	1969	07/31/96	3,384	100%
	TOTAL					459,155	90%

	Enclosed Malls / Specialty Retail Properties
1	Factory Merchants Barstow	Barstow	CA	1994	11/01/93	330,310	54%
2	Pointe*Orlando	Orlando	FL	1997	11/30/99	460,515	82%
3	Laurel Mall	Connellsville	PA	1970	05/15/01	336,222	32%
4	Valley Fair Mall	West Valley City	UT	1987	12/31/96	606,935	99%
	TOTAL					1,733,982	73%

	Miscellaneous Properties
1	Genzyme Corp.	Scottsdale	AZ	1971	12/17/90	21,560	100%
2	North Central Avenue	Hartsdale	NY	—	07/31/72	LAND	—
3	Central Avenue Marketplace	Toledo	OH	2002	08/14/90	LAND	—
4	Cavitt Office Building	Bryan	TX	2001	03/01/02	13,200	100%
5	Victoria Crossing	Victoria	TX	—	03/01/02	LAND	—
6	Taylorsville	Salt Lake City	UT	—	06/01/99	LAND	—
7	Valley Fair Apartments	West Valley City	UT	1975	03/01/97	APTS	—
	TOTAL					34,760	100%

	TOTAL STABILIZED PORTFOLIO					47,288,518	91%

	Property Name	ABR	Anchor Tenant (3)	Anchor Tenant Not Owned (3)
	Single Tenant Properties
1	Kroger	$60,414
2	Kroger	252,780	Big Lots
3	Kroger	217,391
4	Mad Butcher	288,999
5	Doverama at Rodney	52,500
6	New Port Richey Center	333,844	Kash n’ Karry
7	Rite Aid	54,567
8	Kroger	197,612	Harvey Foods
9	Kmart	160,000
10	Safeway	228,671	Brookshire’s
11	Northern Automotive	56,658	Northeast Healthcare
12	Kroger	210,000	Penn Traffic
13	Hardees	24,100
14	Yarbrough	—
15	Old Egypt	333,000	Walgreens
16	Pizza Hut	22,755
	TOTAL	$2,493,291

	Enclosed Malls / Specialty Retail Properties
1	Factory Merchants Barstow	$2,426,502	Gap, Pacific Sunwear, Timberland
2	Pointe*Orlando	8,060,335	Disney, Foot Locker, Muvico, XS
3	Laurel Mall	371,901	Shop ‘n Save
4	Valley Fair Mall	5,136,588	JC Penney, Meier & Frank, Mervyn’s
	TOTAL	$15,995,326

	Miscellaneous Properties
1	Genzyme Corp.	$329,778
2	North Central Avenue	—
3	Central Avenue Marketplace	—
4	Cavitt Office Building	33,132
5	Victoria Crossing	—
6	Taylorsville	—
7	Valley Fair Apartments	—
	TOTAL	$362,910

	TOTAL STABILIZED PORTFOLIO	$336,475,914

	Property Name	City	State	Year Built (1)	Date Acquired	GLA	Percent Leased (2)
Redevelopment Properties
	Community and Neighborhood Shopping Centers
1	Metro 580	Pleasanton	CA	2004	09/15/97	174,525	66%
2	Superior Marketplace	Superior	CO	2004	07/31/02	165,614	99%
3	Sun Plaza	Ft. Walton Beach	FL	2004	12/12/02	166,340	63%
4	The Mall at 163rd Street (4)	Miami	FL	2004	12/31/98	299,798	72%
5	Westgate	Dublin	GA	2004	07/11/90	118,694	94%
6	New Chastain Corners	Marietta	GA	2004	07/17/97	108,380	95%
7	Perry Marketplace	Perry	GA	2004	12/30/92	178,573	96%
8	Wisteria Village	Snellville	GA	2004	10/11/95	164,646	71%
9	Tinley Park Plaza	Tinley Park	IL	2004	09/20/95	283,470	73%
10	Columbus Center	Columbus	IN	2004	12/01/88	146,212	59%
11	J*Town Center	Jeffersontown	KY	2004	10/21/88	192,985	41%
12	Fashion Corner	Saginaw	MI	2004	12/12/95	189,260	71%
13	Paseo del Norte	Albuquerque	NM	2004	03/01/02	58,000	0%
14	Galleria Commons	Henderson	NV	2004	06/09/98	276,460	83%
15	Sunshine Square	Medford	NY	2004	12/12/02	205,173	72%
16	Rockland Plaza	Nanuet	NY	2004	01/01/83	247,899	93%
17	South Plaza	Norwich	NY	2004	04/01/83	143,665	72%
18	Westgate Manor	Rome	NY	2004	01/01/86	65,813	96%
19	Brentwood Plaza	Cincinnati	OH	2004	05/04/94	232,567	59%
20	Market Place	Piqua	OH	2004	11/20/91	169,311	51%
21	Bethel Park	Bethel Park	PA	2004	05/14/97	224,069	98%
22	Ivyridge	Philadelphia	PA	2004	08/02/95	112,278	78%
23	Chapman Square	Knoxville	TN	2004	12/12/02	53,591	80%
24	Bay Forest	Houston	TX	2004	03/01/02	71,667	100%
25	Clear Lake Camino South	Houston	TX	2004	03/01/02	101,509	75%
26	Maplewood Mall	Houston	TX	2004	03/01/02	94,910	88%
27	Irving West	Irving	TX	2004	09/14/93	70,056	95%
28	Cave Spring Corners	Roanoke	VA	2004	06/05/97	171,125	51%
	TOTAL REDEVELOPMENT PROPERTIES					4,486,590	74%

	TOTAL PORTFOLIO					51,775,108	90%

	Property Name	ABR	Anchor Tenant (3)	Anchor Tenant Not Owned (3)
Redevelopment Properties
	Community and Neighborhood Shopping Centers
1	Metro 580	$2,479,496	Borders	Wal-Mart
2	Superior Marketplace	2,236,676	Michaels, Office Max, PETsMART, Ross Stores, T.J. Maxx	Costco, SuperTarget
3	Sun Plaza	767,432	Circuit City, Office Depot, T.J. Maxx
4	The Mall at 163rd Street (4)	1,494,158	Marshalls	Home Depot, Wal-Mart
5	Westgate	615,963	Big Lots, Food Max
6	New Chastain Corners	1,048,961	Kroger
7	Perry Marketplace	749,081	Bealls Outlet, Fred’s, Kroger
8	Wisteria Village	770,455	Kmart
9	Tinley Park Plaza	1,406,850	T.J. Maxx, Walt’s Finer Foods
10	Columbus Center	378,905	—
11	J*Town Center	537,527	Save-A-Lot
12	Fashion Corner	940,413	Bed, Bath & Beyond, Best Buy
13	Paseo del Norte	—	—
14	Galleria Commons	1,706,786	Babies R Us, Stein Mart, T.J. Maxx
15	Sunshine Square	1,454,734	Stop & Shop, Ultimate Fitness
16	Rockland Plaza	4,037,228	Marshalls, Rockbottom
17	South Plaza	296,219	Plaza Lanes, Sav-A-Lot
18	Westgate Manor	408,505	Big Lots, Rome Cinemas
19	Brentwood Plaza	1,165,339	—
20	Market Place	477,835	—
21	Bethel Park	1,387,380	Giant Eagle
22	Ivyridge	952,806	Super Fresh
23	Chapman Square	394,606	Dollar Tree	Kroger
24	Bay Forest	615,781	Kroger
25	Clear Lake Camino South	703,116	24 Hour Fitness, Hancock Fabrics, Mr. Gatti’s Pizza, Spec’s Liquors
26	Maplewood Mall	585,456	Burke’s Outlet,Cox’s Foodrama, Family Dollar
27	Irving West	236,332	—
28	Cave Spring Corners	547,813	Kroger
	TOTAL REDEVELOPMENT PROPERTIES	$28,395,853

	TOTAL PORTFOLIO	$364,871,767

(1) Year of most recent redevelopment or year built if no redevelopment has occurred.

(2) Includes all leases in force at December 31, 2003, including those that are fully executed, but not yet open.

(3) Anchor tenants include 1) major discount stores, 2) major grocers, 3) tenants with square footage greater than 10,000 square feet if the shopping center GLA is less than 125,000 square feet and tenants with square footage greater than 25,000 square feet if the shopping center GLA is greater than 125,000 square feet and 4) tenants with square footage greater than 10 percent of the shopping center GLA, but not less than 5,000 square feet.

(4) Expected GLA when redevelopment is complete.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-K for the year ended December 31, 2003 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended December 31, 2003

Summary of Joint Venture Projects

Property Name	City	State	JV Partner	Equity Investment	Percent Ownership	Economic Structure	Project Bank Debt Outstanding	GLA	Percent Leased (1)	ABR	Anchor Tenants

Arapahoe Crossings, LP

Arapahoe Crossings	Aurora	CO	Foreign investor	$6,599,205	30%	Increased participation after 10% return	$49,894,407	466,363	100%	$6,266,117	Borders, Colorado Theaters, King Soopers, Kohl’s, Linens ‘N Things, Marshalls, Old Navy, Ross

Benbrooke Ventures

Rodney Village	Dover	DE	Benbrooke Partners	—	—	—	—	213,686	92%	$1,025,604	Family Furniture, Farm Fresh
Fruitland Plaza	Fruitland	MD	Benbrooke Partners	—	—	—	—	104,095	71%	522,828	Dollar General, Food Lion
Total				$8,248,858	50%	8.5 % preferred return	$—	317,781	85%	$1,548,432

CA New Plan Venture Fund (2)

Stabilized Properties
Ventura Downs	Kissimmee	FL	Major U.S. pension fund	—	—	—	—	98,191	100%	$999,628	Publix, Walgreens
Marketplace at Wycliffe	Lake Worth	FL	Major U.S. pension fund	—	—	—	—	133,520	100%	1,910,276	Walgreens, Winn-Dixie
Shoppes of Victoria Square	Port St. Lucie	FL	Major U.S. pension fund	—	—	—	—	95,253	100%	957,144	Winn-Dixie
Sarasota Village	Sarasota	FL	Major U.S. pension fund	—	—	—	—	169,310	95%	1,094,587	Homegoods, Gold’s Gym, Publix
Atlantic Plaza	Satellite Beach	FL	Major U.S. pension fund	—	—	—	—	133,070	95%	944,216	Beall’s, Publix
Mableton Walk	Mableton	GA	Major U.S. pension fund	—	—	—	—	105,742	100%	1,100,560	Piccadilly Cafeteria, Publix
Raymond Road	Jackson	MS	Major U.S. pension fund	—	—	—	—	62,345	98%	372,388	Kroger
Mint Hill Festival	Charlotte	NC	Major U.S. pension fund	—	—	—	—	59,047	100%	578,918	Eckerd, Harris Teeter
Ladera	Albuquerque	NM	Major U.S. pension fund	—	—	—	—	126,012	95%	1,099,633	Great Wall Buffet, Greenbacks, John Brooks
Harwood Central Village	Bedford	TX	Major U.S. pension fund	—	—	—	—	119,742	92%	994,233	Kroger, Petco
Spring Valley Crossing	Dallas	TX	Major U.S. pension fund	—	—	—	—	99,417	74%	508,343	Albertson’s
Odessa-Winwood Town Center	Odessa	TX	Major U.S. pension fund	—	—	—	—	343,903	98%	2,051,917	Hastings, HEB, Office Depot, Ross, Target
Ridglea Plaza	Fort Worth	TX	Major U.S. pension fund	—	—	—	—	171,787	100%	1,651,151	Stein Mart, Tom Thumb
Windvale	The Woodlands	TX	Major U.S. pension fund	—	—	—	—	96,088	100%	997,062	Randalls

In-Process Development / Redevelopment Properties
Clinton Crossing	Clinton	MS	Major U.S. pension fund	—	—	—	—	26,200	100%	266,486	Blockbuster
Total (3)				$6,267,456	10%	Increased participation after 12 % IRR	$98,319,444	1,839,627	96%	$15,526,542

Clearwater Mall, LLC

Clearwater Mall (4)	Clearwater	FL	The Sembler Company	$4,225,023	50%	9.5% preferred return	$32,765,314	284,184	95%	$4,934,481	Costco (NAP), Linens ‘N Things, Lowe’s (NAP), Michaels, PetsMart, Ross, Target (NAP)

NP/I&G Institutional Retail Company, LLC

Lake Grove Plaza (5)	Lake Grove	NY	JPMorgan Fleming Asset Management	$4,349,091	20%	Increased participation after 12% IRR	$—	251,236	100%	$3,920,103	Bally Total Fitness, DSW, Stop & Shop

Preston Ridge

The Centre At Preston Ridge	Frisco	TX	Foreign investor / George Allen / Milton Schaffer	—	25%	Increased participation after 10% return	$70,000,000	734,448	94%	$11,676,826	Best Buy, DSW Shoe Warehouse, Linens N Things, Marshalls, Nude Furniture, Old Navy, Ross, Stein Mart,Target (non-owned), T.J. Maxx
The Market at Preston Ridge	Frisco	TX	George Allen / Milton Schaffer	—	50%	10% preferred return	4,408,033	50,303	95%	851,896	CompUSA
Undeveloped land parcels (6)	Frisco	TX	George Allen / Milton Schaffer	—	50%	10% preferred return	—	—	—	—	—
Total				$9,268,518			$74,408,033	784,751	94%	$12,528,722
Investments in / Advances to Unconsolidated Ventures				$38,958,152		Total New Plan Pro Rata Share (3)	$60,886,940	883,865	94%	$10,803,121

(1) Includes all leases in force at December 31, 2003, including those that are fully executed, but not yet open.

(2) AEW serves as the advisor for the joint venture partner.

(3) Percent leased excludes CA New Plan Venture Fund In-Process Development / Redevelopment Properties.

(4) On January 30, 2004, the Company purchased the remaining 50 percent interest in Clearwater Mall, LLC, increasing New Plan’s ownership interest to 100 percent.  The purchase price for the acquisition was approximately $30 million.

(5) NP / I&G Institutional Retail Company, LLC has approximately $26.4 million of outstanding notes, payable to the Company.

(6) Comprised of 38.55 acres. Included in the Company’s equity investment balance is approximately $2.9 million of outstanding notes receivable.

NAP - Anchor tenant not owned

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-K for the year ended December 31, 2003 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended December 31, 2003

Joint Venture Projects - Acquisition Activity

Property Name	Type (1)	Location	Purchase Date	Purchase Amount	Cap- Rate	NOI (2)	GLA	Percent Leased (3)	Anchor Tenants	Year Built (4)

4Q 2003
Shoppes of Victoria Square / CA New Plan Venture Fund	S	Port St. Lucie, FL	10/10/03	$8,300,000	9.5%	$788,500	95,253	99%	Winn-Dixie	1990
Clinton Crossing / CA New Plan Venture Fund (5)	S	Clinton, MS	10/31/03	6,000,000	10.5%	1,309,168	26,200	100%	Blockbuster	1991
Lake Grove Plaza / NP/I&G Institutional Retail Company, LLC	S	Lake Grove, NY	11/25/03	44,000,000	8.3%	3,638,296	251,236	100%	Bally Total Fitness, DSW, Stop & Shop	1997
2003 Total Acquisitions				$58,300,000	8.9%	$5,735,964	372,689

(1) S - Shopping Center

(2) Projected NOI for the twelve-month period following the closing date of acquisition.

(3) As of closing date of acquisition.

(4) Year of most recent redevelopment or year built if no redevelopment has occurred.

(5) Property currently under redevelopment.  Cap-rate and NOI calculated on a stabilized basis.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-K for the year ended December 31, 2003 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended December 31, 2003

Joint Venture Projects - Disposition Activity

Property Name	Type (1)	Location	Transaction Description	Sale Date	Proceeds Amount	Book Value	Gain / (Loss)	Cap- Rate	NOI (2)

2Q 2003
Flamingo Falls / CA New Plan Venture Fund	S	Pembroke Pines, FL	Sale of property	04/15/03	$23,850,000	$17,809,710	$6,040,290	8.3%	$1,984,320

3Q 2003
Fredricksburg / Benbrooke Ventures	S	Spotsylvania, VA	Sale of property	07/03/03	$2,340,000	$2,261,640	$78,360	6.8%	$159,000
2003 Total Dispositions					$26,190,000	$20,071,350	$6,118,650	8.2%	$2,143,320

(1) S -Shopping Center

(2) Projected recurring property NOI as of closing date of sale.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-K for the year ended December 31, 2003 should be read in conjunction with the above information.